UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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[ ]	Definitive Additional Materials
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ECHO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:
Joanne R. Soslow, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5262	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

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ECHO THERAPEUTICS, INC.
8 Penn Center
1628 JFK Boulevard, Suite 300
Philadelphia, Pennsylvania 19103

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2014

To the Stockholders of Echo Therapeutics, Inc.:

    Notice is hereby given that the 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings, the “2014 Annual Meeting”) of Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), will be held at 10:00 a.m., local time, on June 19, 2014, at Echo’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038, to consider and act upon the following proposals:

1.	To elect two Class III directors to Echo’s Board of Directors;

2.	To approve, on an advisory basis, Echo’s named executive officer compensation;

3.	To ratify the appointment of Wolf & Company, P.C. as Echo’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	To transact such other business, if any, as may properly come before the 2014 Annual Meeting.

    The Board of Directors of Echo has no knowledge of any other business to be transacted at the 2014 Annual Meeting. Only holders of record of Echo’s common stock, $.01 par value per share at the close of business on May 13, 2014 are entitled to notice of and to vote at the 2014 Annual Meeting. All stockholders are cordially invited to attend the 2014 Annual Meeting in person.

    To ensure your representation at the 2014 Annual Meeting, you are urged to vote by (i) marking, signing and dating your proxy card and returning it in the postage-prepaid envelope, (ii) calling the toll-free number on your proxy card, (iii) visiting the website listed on your proxy card, or (iv) attending the 2014 Annual Meeting and voting in person.  You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the 2014 Annual Meeting. Any stockholder attending the 2014 Annual Meeting may vote in person even if he or she has returned a proxy.

    Your VOTE is important to the future of Echo and it is important that your shares be represented. Therefore, even if you presently plan to attend the 2014 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed WHITE proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. Most of our stockholders hold their shares in “street name” through brokers, banks and other nominees and may choose to vote their shares by telephone or internet instead of using the enclosed WHITE proxy card. If you wish to vote by telephone or internet, please follow the instructions on your WHITE proxy card. If you do attend the 2014 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

    As you may be aware, we have received notice from an investor group led by Platinum Management (NY), LLC (“Platinum”), which owns approximately 19.9% of Echo’s common stock, expressing the intention on behalf of itself and other members of its group (collectively, the “Platinum Group”) to nominate one (1) person for election as a director in opposition to our highly qualified and very experienced director, Robert F. Doman. We do not endorse the election of the Platinum Group’s nominee as director. You may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Platinum Group contained in any proxy solicitation materials filed or disseminated by the Platinum Group or any other statements that they may otherwise make.

    Echo’s Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form that the Platinum Group may send to you, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. Even a “WITHHOLD” vote with respect to the Platinum Group’s nominee on its proxy card will cancel any previously submitted WHITE proxy card. If you do sign a proxy card sent to you by the Platinum Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

    Please read the attached proxy statement, as it contains important information you need to know to vote at the 2014 Annual Meeting.

    If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Laurel Hill Advisory Group, LLC, toll free at (888) 742-1305.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2014: THE ANNUAL REPORT AND PROXY STATEMENT ARE ALSO AVAILABLE ONLINE AT WWW.PROXYVOTE.COM.

By Order of the Board of Directors,

Kimberly A. Burke, Secretary
Philadelphia, Pennsylvania

May 9, 2014

ECHO THERAPEUTICS, INC.
8 Penn Center
1628 JFK Boulevard, Suite 300
Philadelphia, Pennsylvania 19103

PROXY STATEMENT

For the 2014 Annual Meeting of Stockholders
To be held on June 19, 2014

GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Echo Therapeutics, Inc., a Delaware corporation (the “Company,” “Echo,” “we,” “us” or “our”), for use at our 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings, the “2014 Annual Meeting”) to be held at 10:00 a.m., local time, on June 19, 2014, at Echo’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are expected to be first sent or given to stockholders commencing on or about May 16, 2014. Our principal executive offices are located at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103, and our telephone number is 215-717-4100.

Why am I receiving these materials?

    We sent you this proxy statement because the Board is soliciting your proxy to vote at the 2014 Annual Meeting. This proxy statement summarizes the information you need to vote at the 2014 Annual Meeting. You do not need to attend the 2014 Annual Meeting to vote your shares of Echo’s common stock. Please read this proxy statement, as it contains important information you need to know to vote at the 2014 Annual Meeting.

What proposals will be voted on at the 2014 Annual Meeting?

    At the 2014 Annual Meeting, you will be asked to consider and vote on the following:

•	The election of two (2) persons to serve as Class III directors of Echo (Proposal No. 1);

•	An advisory resolution approving the compensation of Echo’s named executive officers (Proposal No. 2);

•	The ratification of the selection by our Audit Committee of Wolf & Company, P.C. as our independent registered public accounting firm the fiscal year ending December 31, 2014 (Proposal No. 3); and

•	Any other matters, if any, as may properly be brought before the 2014 Annual Meeting.

When and where will the 2014 Annual Meeting be held?

    The 2014 Annual Meeting will be held at Echo’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038, on June 19, 2014, at 10:00 a.m., local time.

Will there by a proxy contest for the election of directors at the 2014 Annual Meeting?

    As you may be aware, we have received notice from an investor group led by Platinum Management (NY), LLC (“Platinum”), which owns approximately 19.9% of Echo’s common stock, expressing the intention on behalf of itself and other members of its investor group (collectively, the “Platinum Group”) to nominate one (1) person for election as a director in opposition to our highly qualified and very experienced director, Robert F. Doman. We do not endorse the election of the Platinum Group’s nominee as director. You may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Platinum Group contained in any proxy solicitation materials filed or disseminated by the Platinum Group or any other statements that they may otherwise make.

The Board strongly urges you NOT to sign or return any proxy card or voting instruction form that the Platinum Group may send to you, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. Even a “WITHHOLD” vote with respect to the Platinum Group’s nominee on its proxy card will cancel any previously submitted WHITE proxy card. If you do sign a proxy card sent to you by the Platinum Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD. THE BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

Your VOTE is important to the future of Echo and it is important that your shares be represented.  Therefore, even if you presently plan to attend the 2014 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed WHITE proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. If you wish to vote by telephone or internet instead of using the WHITE proxy card, please follow the instructions on your WHITE proxy card.  If you do attend the 2014 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

What do I do if I receive a proxy card from the Platinum Group?

    The Board strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from the Platinum Group or any person other than Echo, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. Even if you “withhold” your vote with respect to the Platinum Group’s nominee on their proxy card, you will cancel any proxy previously given to Echo.

If you previously signed a proxy card sent to you by the Platinum Group, you can change or revoke that proxy and vote for the Board’s nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the 2014 Annual Meeting to vote in person. Only your latest-dated proxy or vote will be counted at the 2014 Annual Meeting.

If you need assistance changing or revoking your vote, please call Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, toll free at (888) 742-1305.

Who is entitled to vote at the 2014 Annual Meeting?

    The Board has fixed the close of business on May 13, 2014 as the record date (the “record date”) for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2014 Annual Meeting. As of the record date, Echo had approximately 11,929,964 shares of Common Stock outstanding and entitled to notice of, and to vote at, the 2014 Annual Meeting. No other securities are entitled to vote at the 2014 Annual Meeting.  Only stockholders of record on such date are entitled to notice of, and to vote at, the 2014 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of Echo common stock that is owned as of the close of business on the record date on each matter to come before the 2014 Annual Meeting. Under our Amended and Restated Certificate of Incorporation, as amended, stockholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the 2014 Annual Meeting?

To conduct business at the 2014 Annual Meeting, a quorum must be present. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the 2014 Annual Meeting will constitute a quorum for all matters. For purposes of determining whether a quorum exists, we count proxies marked “withhold” as to any director nominee or “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have given the broker the discretionary authority to vote your shares on some but not all matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

In addition to voting in person at the 2014 Annual Meeting, you may vote by mail, Internet or telephone.

Vote by Internet.  Use the Internet to vote your proxy 24 hours a day, seven days a week.  Follow the instructions on the WHITE proxy card you receive with this proxy statement.  You will be prompted to enter your Control Number(s), located on your WHITE proxy card, and then follow the directions to vote your shares.

Vote by Telephone.  Use any touch-tone telephone to vote your proxy 24 hours a day, seven days a week. Follow the instructions on the WHITE proxy card you receive with this proxy statement.  You will be prompted to enter your Control Number(s), located on your WHITE proxy card, and then follow the directions given.

If you vote by Internet or telephone, you do not need to return your WHITE proxy card.

Voting by Mail. To vote by mail, please sign, date and return to Echo as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described above, you need not also mail a proxy to Echo.

If you need assistance voting your shares or changing your vote, please call Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, toll free at (888) 742-1305.

Voting at the 2014 Annual Meeting. You may vote by ballot in person at the 2014 Annual Meeting.  If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the 2014 Annual Meeting.  Even if you plan to attend the 2014 Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by Internet or telephone to ensure that your vote is received and counted. If you vote in person at the 2014 Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

•	“FOR” each of the Board’s two (2) nominees for election to the Board as Class III directors, Robert F. Doman and Michael M. Goldberg, M.D. (Proposal No. 1);

•	“FOR” approval of an advisory resolution approving the compensation of our named executive officers (Proposal No. 2); and

•	“FOR” the ratification of our Audit Committee’s selection of Wolf & Company, P.C. as our independent registered public accounting firm the fiscal year ending December 31, 2014 (Proposal No. 3).

What vote is required?

    The affirmative vote of the holders of a plurality of the votes cast at the 2014 Annual Meeting is required for the election of the Class III directors (Proposal No. 1). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve, on an advisory basis, our named executive officer compensation (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 3).

    With respect to the election of the directors, assuming a quorum is present, the nominees receiving the highest number of votes cast at the 2014 Annual Meeting will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the 2014 Annual Meeting.

    If you mark your WHITE proxy as “Withhold” on Proposal No. 1 or “Abstain” on Proposal No. 2 or 3, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by that WHITE proxy will not be voted on that matter, but will count in determining whether a quorum is present.

    Broker non-votes have no effect toward the vote total for any proposal.  Abstentions will not affect the outcome of the vote on Proposal No. 1, but will have the effect of an AGAINST vote Proposal Nos. 2 and 3 because abstentions are considered shares entitled to vote on these proposals.

If I give Echo a proxy, how will my shares be voted?

    WHITE proxy cards received by us before the 2014 Annual Meeting that are properly executed and dated will be voted at the 2014 Annual Meeting in accordance with the instructions indicated on the proxy.

    If not revoked, the proxy will be voted at the 2014 Annual Meeting in accordance with the stockholder’s instructions indicated on the proxy card. If you properly execute your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted:

•	FOR the election of the Board’s two Class III director nominees, Robert F. Doman and Michael M. Goldberg, M.D.;

•	FOR the approval, on an advisory basis, of Echo’s named executive officer compensation;

•	FOR the ratification of the appointment of Wolf & Company, P.C. as Echo’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the 2014 Annual Meeting or any adjournments thereof.

    If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the 2014 Annual Meeting is postponed or adjourned, a stockholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

What if other matters are voted on at the 2014 Annual Meeting?

With respect to any other matter that properly comes before the 2014 Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Echo. For example, if you do not give instructions on your WHITE proxy card or by Internet or telephone, and a nominee for director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the proxy holders for any substitute nominee as may be nominated by the Board. The proxy holders are Robert F. Doman, Christopher P. Schnittker and Kimberly A. Burke.

    On the date we filed this proxy statement with the Securities and Exchange Commission (the “SEC”), the Board did not know of any other matters to be brought before the 2014 Annual Meeting other than those described in this proxy statement.

Will my shares be voted if I do not provide instructions to my broker or nominee?

    If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.”

    When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, brokers do not have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the 2014 Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a “broker non-vote.” For example, if you provide your broker instructions on Proposal Nos. 1 and 2 but not on Proposal No. 3, the broker will be able to vote your shares on Proposal Nos. 1 and 2 as you direct but will not be able to vote your shares on Proposal No. 3.

    Please note that if you want your vote to be counted on any of the proposals to be considered at the 2014 Annual Meeting, including the election of directors, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

Can I revoke my proxy or change my vote?

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Secretary of Echo, at our principal executive offices, located at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103. The proxy may also be revoked by attending the 2014 Annual Meeting, giving notice of revocation and voting in person. Attendance at the 2014 Annual Meeting, by itself, will not constitute revocation of a proxy. If you have instructed a broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

    If you hold your shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each account.  To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

    As previously noted, the Platinum Group has provided us with a notice indicating that it intends to nominate one (1) person for election as a director in opposition to one of the highly-qualified and very experienced director candidates the Board has nominated, Robert F. Doman. As a result, you may receive proxy cards from both Echo and the Platinum Group. To ensure that stockholders have Echo’s latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the 2014 Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

    THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE PLATINUM GROUP. Even a vote “WITHHOLD” with respect to the Platinum Group’s nominee on its proxy card will cancel any previously submitted WHITE proxy card.

    THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE PLATINUM GROUP, EVEN AS A PROTEST VOTE AGAINST THE PLATINUM GROUP OR THE PLATINUM GROUP’S NOMINEE.

Who will solicit proxies on behalf of the Board?

    Proxies may be solicited on behalf of the Board by Echo’s directors, officers and regular employees. Such persons are listed in Annex A to this proxy statement. Additionally, the Board has retained Laurel Hill Advisory Group, LLC, a proxy solicitation firm, to solicit proxies on the Board’s behalf.

    The original solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by our directors, officers or other regular employees. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies.  Proxies may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

    The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by Echo. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

    As noted above, due to the possibility of a proxy contest, we have engaged Laurel Hill Advisory Group to solicit proxies from stockholders in connection with the 2014 Annual Meeting. Laurel Hill Advisory Group expects that approximately fifteen of its employees will assist in the solicitation of proxies. We will pay Laurel Hill Advisory Group an estimated fee of approximately $40,000 plus costs and expenses. In addition, Laurel Hill Advisory Group and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Echo estimates that its additional expenses beyond those normally associated with soliciting proxies for the 2014 Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be approximately $450,000 in the aggregate, of which approximately $95,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain Laurel Hill Advisory Group as Echo’s proxy solicitor, as discussed above, fees of outside counsel to advise Echo in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

May I attend the 2014 Annual Meeting?

Only holders of Echo shares as of the record date are entitled to attend the 2014 Annual Meeting. Family members are welcome to accompany you to the 2014 Annual Meeting.  If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. Echo reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the 2014 Annual Meeting.

Where and when will I be able to find the voting results?

    You can find the official results of the voting at the 2014 Annual Meeting in our Current Report on Form 8-K that we will file with the SEC within four business days after the 2014 Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

What is Echo’s Internet address?

    Echo’s Internet address is http://www.echotx.com. You can access this proxy statement and Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 at this Internet address. Echo’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

    Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call Laurel Hill Advisory Group, the firm assisting us in the solicitation of proxies:

2 Robbins Lane, Suite 201
Jericho, New York 11753
TOLL-FREE (888) 742-1305

How can I obtain additional copies of these materials or copies of other documents?

    Complete copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available on our website at http://www.echotx.com.  You may also contact Laurel Hill Advisory Group for additional copies.

    The Platinum Group may send you solicitation materials in an effort to solicit your vote to elect their candidate to Echo’s Board of Directors. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE PLATINUM GROUP, EVEN AS A PROTEST VOTE AGAINST THE PLATINUM GROUP OR THE PLATINUM GROUP’S NOMINEE.

Important Notice Regarding the Availability of
Proxy Materials for the 2014 Annual Meeting of Stockholders to be Held on June 19, 2014

This Proxy Statement and our 2014 Annual Report to Stockholders are available at
WWW.PROXYVOTE.COM.

BACKGROUND OF THE PROXY CONTEST

The following is a chronology of the material contacts and events in our relationship with the Platinum Group leading up to the filing of this proxy statement:

•	Platinum made its first investment in Echo in 2007.

•
On August 31, 2012, Echo and Platinum-Montaur Life Sciences, LLC, a subsidiary of PPVA (“Platinum-Montaur”), entered into a Loan Agreement (the “Loan Agreement”) pursuant to which Platinum-Montaur made a non-revolving draw credit facility (the “Credit Facility”) available to Echo in an initial aggregate principal amount of $5,000,000 (the “Maximum Draw Amount”).  Contemporaneously with the execution of the Loan Agreement, Echo delivered to Platinum-Montaur a Promissory Note dated August 31, 2012 (the “Note”), with a maturity date of five years from the date of closing (the “Maturity Date”).  Echo’s subsidiary, Sontra Medical, Inc. (“Sontra”), agreed to guarantee the obligations of Echo under the Note pursuant to a guaranty agreement entered into on August 31, 2012 (the “Guaranty”). Additionally, the Note was secured by the Pledged Revenue (as defined in the Loan Agreement) of Echo and Echo’s subsidiaries pursuant to a Security Agreement dated as of August 31, 2012 by and among Echo, Sontra and Platinum-Montaur.  Pursuant to the Loan Agreement, Echo issued Platinum-Montaur a warrant to purchase 4,000,000 shares of its Common Stock with an exercise price of $2.00 per share and a term of five years (the “Commitment Warrant”).  In addition, for each $1,000,000 of funds borrowed pursuant to the Credit Facility, Echo agreed to issue to Platinum-Montaur a warrant to purchase 1,000,000 shares of Common Stock, with a term of five years and an exercise price equal to 150% of the market price of the Common Stock at the time of the draw, but in no event less than $2.00 or more than $4.00 per share (together with the Commitment Warrant, the “Warrants”).  All of the Warrants are immediately exercisable and have a term of five years from the issue date. The exercise price of the Warrants is subject to adjustment for stock splits, combinations or similar events.  An exercise under the Warrants may not result in the holder beneficially owning more than 4.99% or 9.99%, as applicable, of all of the Common Stock outstanding at the time; provided, however, that a holder may waive the 4.99% ownership limitation upon sixty-one (61) days’ advance written notice to Echo.

•
On September 14, 2012, Echo submitted a draw request to Platinum-Montaur in the amount of $3,000,000 in the form required by the Loan Agreement (the “September Request”).  Echo ultimately received the $3,000,000 of draws in the following increments: $1,000,000 on September 20, 2012, $500,000 on October 17, 2012, and $1,500,000 on November 6, 2012.  In accordance with the Loan Agreement and as a result of funding received from Platinum-Montaur, Echo issued to Platinum-Montaur separate warrants concurrent with the three draws above to purchase 1,000,000, 500,000 and 1,500,000 shares of Common Stock each with a term of five years, and exercise prices of $2.13, $2.27 and $2.11 per share, respectively.

•
On March 1, 2013, Echo elected to prepay all outstanding draws under the Platinum-Montaur Credit Facility totaling $3,113,366, which included interest accrued and unpaid to that date of $113,366.  No principal amount is currently outstanding under the Credit Facility.

•
On March 13, 2013, Echo publicly announced that Robert F. Doman was appointed to the Board. Mr. Doman brought to the Board over 30 years of executive level, international and domestic management, business development, sales and marketing, product development and strategic planning experience with specific concentrations in medical devices and pharmaceuticals, making him a valuable addition to the Board as it moves beyond product development and into product commercialization.

•
On August 23, 2013, William F. Grieco, Chairman of Board’s Nominating and Corporate Governance Committee and a member of the Board since February 2011, was appointed Lead Independent Director of the Board.

•
On August 26, 2013, Echo announced that Dr. Patrick Mooney, then Echo’s Chief Executive Officer, President and Chairman of the Board, was taking an immediate leave of absence. Concurrently with Dr. Mooney’s leave of absence, Echo appointed Robert F. Doman, a member of the Board since March 2013, as Executive Chairman and Interim Chief Executive Officer.

●	On August 30, 2013, Platinum-Montaur delivered a letter to the Board that contained a list of actions that Platinum-Montaur wanted Echo to consider taking. Such actions included the following: (i) appointing Michael M. Goldberg, M.D. and Gary Saxton to the Board; (ii) hiring a consulting firm to provide strategic consulting to Echo and indicating that it has a firm it wants Echo to consider; (iii) hiring an executive search firm; and (iv) agreeing not to enter into any further equity or debt financing or business development opportunities without the unanimous approval of a newly constituted Board that would include at least two designees of Platinum. The letter was signed by Michael M. Goldberg, M.D. in his capacity as Portfolio Manager for Platinum-Montaur.

●	On September 5, 2013, Echo issued a press release in response to Platinum-Montaur’s letter and indicated that it had communicated with Platinum-Montaur to discuss the matters raised in its August 30, 2013 letter and that a meeting between Echo and Platinum-Montaur had been scheduled for the following week. Echo also announced that it remained open to pursuing collaborations or licenses regarding the future development and distribution of its products and remained willing to enter into discussions regarding potential collaborations or licenses.

●
On September 12, 2013, Robert F. Doman met with Platinum-Montaur’s representative, Michael M. Goldberg, M.D. During the course of this meeting, Dr. Goldberg discussed with Mr. Doman his views as to the composition of the Board, his belief that Platinum should be able to designate an individual to the Board and potential opportunities for Echo to collaborate with a Chinese entity that may be interested in making an investment in Echo.

●	On September 17, 2013, the entire Board (other than Dr. Mooney) met with Michael M. Goldberg, M.D.

•	On September 27, 2013, Dr. Mooney’s employment by Echo as its Chief Executive Officer terminated.

•	Effective October 9, 2013, Dr. Mooney resigned from his positions as Chairman of the Board and a member of the Board.

•	During November 2013 and December 2013, Platinum held various discussions with members of the Board and management of Echo regarding a potential investment in Echo by Platinum.

•
On November 26, 2013, Echo had a call with Platinum to discuss Platinum’s interest in increasing its investment in Echo in conjunction with Echo considering an outbound licensing transaction with a China-based enterprise.

•
On November 26, 2013, Platinum sent Echo a term sheet pursuant to which Platinum proposed that it purchase $5 million of Echo’s common stock at a price per share of $2.40.  Echo’s Board considered and rejected the proposal since, at such time, Echo’s stock was trading in a range of approximately $4.35 to $4.65 per share.

•
On December 10, 2013, PPVA and PPLO (each a “Holder” and, together, the “Holders”) entered into a Securities Purchase Agreement (the “Platinum SPA”) with the Issuer. Pursuant to the terms of the Platinum SPA, PPVA and PPLO acquired from Echo an aggregate of 69,569 shares of Common Stock and 1,748,613 shares of Series E Preferred Stock of Echo (the “Series E Preferred Stock”) convertible into 1,748,613 shares of Common Stock for a purchase price of $2.75 per share. In addition, PPVA and PPLO acquired five year warrants to purchase up to 181,818 shares of Common Stock at an exercise price equal to $2.75 per share (the “Warrants”). The Warrants and Series E Preferred Stock each contain restrictions on exercise and conversion, respectively, such that a Holder may not exercise or convert, as the case may be, the Warrants or Series E Preferred Stock if the number of shares of Common Stock to be issued pursuant to such exercise or conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (“Section 13(d)”)) in excess of 19.99% of all of the Common Stock outstanding at such time (the “19.99% Blocker”). The Warrants and Series E Preferred Stock each also contain restrictions on exercise and conversion, respectively, such that a Holder may not exercise or convert, as the case may be, the Warrants or Series E Preferred Stock if the number of shares of Common Stock to be issued pursuant to such exercise or conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d)) in excess of 9.99% of all of the Common Stock outstanding at such time (the “9.99% Blocker”). The 9.99% Blocker may be waived upon the Holder providing the Issuer with 61 days’ notice that such Holder would like to waive the 9.99% Blocker and does not require stockholder approval. Platinum also required Echo to agree not to enter into any equity or debt financing (except as contemplated under the Platinum SPA) or agreement relating to business development until the later of: (i) the date 45 days following December 10, 2013, and (ii) the date of the appointment of the Platinum Board Designee to the Board. Echo further agreed to withdraw the Registration Statement on Form S-1 that it filed with the SEC on December 2, 2013. Additionally, as long as the Holders and their affiliates hold at least 10% of the outstanding Common Stock, they have a right, subject to various conditions, to purchase debt or equity securities of any kind that Echo may determine to issue in the future. Pursuant to the terms of the Platinum SPA, Platinum required Echo to agree to appoint an individual identified by the Holders (the “Platinum Board Designee”) to the Board upon approval of the Platinum Board Designee by the Board pursuant to the terms specified in the Platinum SPA. The Board is required to evaluate the qualifications of the each proposed Platinum Board Designee based upon Echo’s policies regarding criteria for nomination to the Board and procedures for nomination of directors by stockholders as in effect on December 10, 2013. The Board is required to complete its evaluation of each proposed Platinum Board Designee within a reasonable timeframe of such designee being submitted by Platinum to the Board, but in any event within a period of three weeks from the date the qualifications are presented to the Board (assuming the proposed designee‘s availability and cooperation during such three week period).  Platinum further required Echo to agree to nominate and solicit for the election of the Platinum Board Designee at the 2014 Annual Meeting in the same manner as the other individuals up for election at the 2014 Annual Meeting (subject to such Platinum Board Designee continuing to meet the Nomination Policy) for election by the stockholders at the 2014 Annual Meeting.  Pursuant to the Platinum SPA, after the 2014 Annual Meeting, Echo shall have no obligations with respect to the nomination or election of the Platinum Board Designee.

●	On December 12, 2013, Platinum submitted Shepard M. Goldberg as its proposed Platinum Board Designee.

•
On December 18, 2013, William Grieco, Chairman of the Board’s Nominating and Governance Committee, had an introductory telephone call with Shepard M. Goldberg to discuss his candidacy for appointment to the Board as the Platinum Board Designee.  Later that day, Mr. Grieco provided Mr. Goldberg with a confidentiality agreement for him to execute.

●	On December 19, 2013, Mr. Goldberg provided Echo with his executed confidentiality agreement.

●	On December 20, 2013, Echo provided Mr. Goldberg with a director nominee questionnaire to complete.

●
On January 8, 2014 and January 13, 2014, members of the Board’s Nominating and Governance Committee interviewed Mr. Goldberg to discuss his qualifications to join the Board as the Platinum Board Designee.

●
On January 21, 2014, the Board’s Nominating and Governance Committee informed Shepard M. Goldberg that it needed additional information from him regarding his qualifications to join the Board and provided him with a supplemental confidential nominee questionnaire to complete which sought additional information as to, among other things, the following (i) reasons for why Mr. Goldberg wanted to join the Board; (ii) Mr. Goldberg’s current and historical relationship with the Platinum Group and Michael M. Goldberg, M.D.; (iii) whether Mr. Goldberg had discussed his nomination with Dr. Goldberg or any representative of Platinum or any other stockholder of Echo; (iv) why Mr. Goldberg believed that he had been selected by Platinum to serve as the Platinum Board Designee; (v) whether he believed he could represent the interests of all stockholders and not just the interests of the Platinum Group; (vi) if Mr. Goldberg was appointed to the Board, how he would deal with potential conflicts of interest that may arise between Platinum and Echo and Echo’s other stockholders; (vii) if Mr. Goldberg was appointed to the Board, how he would deal with potential conflicts of interest that may arise between Dr. Goldberg and Echo and Echo’s other stockholders; and (viii) how Mr. Goldberg would balance his fiduciary duties to Echo and his allegiance to Dr. Goldberg and the Platinum Group. Shepard M. Goldberg ultimately declined to complete the supplemental confidential nominee questionnaire.

●
On January 31, 2014, the Board’s Nominating and Governance Committee informed Shepard M. Goldberg that the Board, after interviewing Mr. Goldberg and reviewing his credentials and the information he had submitted to the Board in connection with his candidacy, had determined that he did not meet the Echo Board’s criteria for membership. The Nominating and Governance Committee noted that, in reaching its determination, it considered, among other issues, the following: (i) that the majority of Mr. Goldberg’s career was spent with a small, privately-held heating / swimming pool products company; (ii) that Mr. Goldberg had no relevant industry experience, (iii) that the only executive-level public company experience that Mr. Goldberg had was working for his first-cousin, Dr. Goldberg; (iv) that the only board experience that Mr. Goldberg had was at companies where either Dr. Goldberg or Platinum was an investor; and (v) the potential effect of Mr. Goldberg’s familial relationship with Dr. Goldberg as well as his past and present professional relationships with him and with Platinum on his ability to represent the interests of Echo and all of its stockholders. The Board also noted Mr. Goldberg’s unwillingness to provide the information requested in the supplemental confidential nominee questionnaire.  The Board believes that the process it followed in evaluating Mr. Goldberg’s candidacy, including the information sought, the time expended on reviewing his candidacy and the length of the process was substantially similar to the process it would follow with any candidate recommended to it by a third party, particularly where there existed the potential for conflicts of interests to arise that would need to be addressed.

●
On January 31, 2014, Echo informed Platinum that the Board’s Nominating and Governance Committee had determined that Mr. Goldberg did not meet the Board’s criteria for membership and that, accordingly, it would not be appointing Mr. Goldberg as the Platinum Board Designee.

•
On January 31, 2014, PPVA and PPLO filed a verified complaint (the “Complaint”) with the Court of Chancery of the State of Delaware (the “Court of Chancery”) against Echo and the members of the Board (collectively, the “Echo Defendants”) alleging that Echo’s actions in not appointing to the Board a designee of Platinum constituted a breach of the SPA.

•	On February 4, 2014, PPVA delivered to Echo a letter requesting, pursuant to Section 220 of the Delaware General Corporation Law, inspection of Echo’s books and records (the "220 Demand").

•	On February 7, 2014, the Court of Chancery set trial for April 16 and 17 on the allegations contained in the Complaint.

●	On February 14, 2014, the Echo Defendants filed an answer and affirmative defenses to the allegations contained in the Complaint.

●
On February 25, 2014, Mr. Doman discussed with Mark Nordlicht of Platinum the litigation and possible options for resolving the litigation, including the appointment of Michael M. Goldberg, M.D. as the Platinum Board Designee in lieu of Dr. Goldberg’s first cousin and longtime business associate, Shepard M. Goldberg. As was the case with Mr. Goldberg, Echo was also concerned about the potential for conflicts of interest if it appointed Dr. Goldberg to the Board, given Dr. Goldberg’s historical business relationship with Platinum in his role as Portfolio Manager of Platinum-Montaur. However, notwithstanding the potential conflicts of interest that continue to be of concern, particularly in connection with the proxy contest being waged by the Platinum Group, the Board viewed Dr. Goldberg as significantly more qualified than Mr. Goldberg given Dr. Goldberg’s capital markets and executive-level experience and his extensive familiarity with Echo and its technology for continuous glucose monitoring.

●	On February 25, 2014, Mr. Nordlicht notified Mr. Doman that Platinum would be designating Dr. Goldberg as the Platinum Board Designee in lieu of Mr. Goldberg.

●
On February 26, 2014, Echo’s Board, in an effort to avoid the expense and disruptive effect of litigation, voted to appoint Dr. Goldberg to the Board as the Platinum Board Designee contingent on Platinum executing a stipulation of dismissal to dismiss the Complaint and withdrawing the 220 Demand.

●
On February 26, 2014, Mr. Doman notified Mr. Nordlicht that Echo had received Dr. Goldberg’s completed director nominee questionnaire and that, following a review of his qualifications and the Echo Board’s criteria for membership, the Board had determined that it would appoint Dr. Goldberg to the Board contingent upon Platinum executing a stipulation of dismissal to dismiss the Complaint and withdrawing the 220 Demand as well as Dr. Goldberg executing a confidentiality agreement in accordance with Echo’s standard Board nominee practices.

●
On February 26, 2014, Mr. Doman notified Dr. Goldberg that he had been appointed to the Board as the Platinum Board Designee contingent on Platinum executing a stipulation of dismissal to dismiss the Complaint and withdrawing the 220 Demand as well as Dr. Goldberg executing a signed confidentiality agreement. Mr. Doman also transmitted to Dr. Goldberg a draft press release announcing his appointment to Echo’s Board. Thereafter, PPVA and PPLO filed a stipulation of dismissal to dismiss the Complaint and withdrew the 220 Demand.

●	On February 28, 2014, Echo issued a press release announcing that Dr. Goldberg had been appointed to the Board.

•
On April 3, 2014, Platinum notified Echo that it intended to nominate Shepard M. Goldberg, a first-cousin and long-time business associate of the Platinum Board Designee, Dr. Goldberg, for election to the Board at the 2014 Annual Meeting. If Mr. Goldberg was elected to the Board at the 2014 Annual Meeting, Platinum would have caused two individuals to be appointed or elected to the Board, both of whom would be required to comply with fiduciary obligations to all stockholders.

●	On April 15, 2014, Echo filed a definitive proxy statement with the SEC in connection with the 2014 Annual Meeting.

●
On April 17, 2014, the Platinum Group filed a preliminary proxy statement with the SEC confirming its intention to conduct a proxy contest in connection with the 2014 Annual Meeting and solicit proxies for the election to the Board of Shepard M. Goldberg in opposition to one of the candidates recommended for election by the Board.

●
On April 22, 2014, Echo issued a press release commenting on the proxy statement filings made with the SEC by Platinum confirming that it intends to conduct a proxy contest in connection with the 2014 Annual Meeting and indicating that, accordingly, Echo would be filing revised proxy materials with the SEC commenting on Platinum’s opposing solicitation, including a preliminary proxy statement and a revised form of WHITE proxy card. Echo also announced in such press release that, to allow sufficient time for stockholders to receive and review these revised proxy materials, the date of the 2014 Annual Meeting would be rescheduled and a new record date for determining stockholders entitled to notice of, and to vote at, the 2014 Annual Meeting would be set.  Echo indicated that it would announce both such dates prior to its mailing to stockholders of the revised proxy materials. Echo also advised stockholders to discard the proxy materials that they may have already received from Echo and were further advised that, to the extent that they have already given a proxy to Echo, whether in writing or via telephone or internet, all such proxies would be discarded. In addition, Echo informed stockholders that, in order for stockholders to vote on the WHITE proxy card in support of the candidates nominated by the Echo Board, stockholders would be required to complete the revised form of WHITE proxy card that would be mailed to them or vote electronically as provided on the revised form of WHITE proxy card.

●
On April 22, 2014, the Board formed a Special Committee, composed of all Board members other than Dr. Goldberg to respond, on behalf of Echo, to the Platinum Group’s proxy contest. The Special Committee was formed to minimize the possibility of a conflict of interest given Dr. Goldberg’s historical relationship with the members of the Platinum Group and that he was appointed to the Board as the Platinum Board Designee, together with the fact that he is the first-cousin and a longtime business associate of Mr. Goldberg.  The Special Committee has been delegated full authority by the Board to take all actions that it determines to be necessary or appropriate to respond, on behalf of Echo, to the Platinum Group’s proxy contest.

•	On April 23, 2014, Echo filed the preliminary form of this proxy statement with the SEC.

●
On or about April 23, 2014, Dr. Goldberg, Platinum’s designee to the Board, indicated to Echo that any resolution of the proxy contest would require that the Platinum Group be able to appoint three out of the five members of the Echo Board. Echo remains open to constructive dialogue and engagement that would avoid a costly and disruptive proxy contest and would be receptive to the opportunity to enhance the current composition of the Board with highly qualified and experienced candidates that can enhance the breadth and depth of the current Board, provided that they are added in a manner that is consistent with the Board’s fiduciary duty to choose director nominees who (i) will represent the interests of all stockholders, (ii) possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility, (iii) are not beholden to any particular constituency, special interest or pre-conceived agenda, and (iv) will dedicate themselves to positioning Echo in a manner that will benefit all stockholders. The Board is also not opposed to stockholder representation on the Board with one or more representatives referred to it from stockholders, subject to customary interviews and background reviews. However, the Board does not believe such representation should be disproportionate to the level of a stockholder’s investment in Echo and should not allow any individual stockholder or group of stockholders to assert disproportionate influence, if not effective control, over the Board. Given the Platinum Group’s current ownership interest in Echo and that it has already designated Michael M. Goldberg, M.D. as a director just a few months ago, the Board does not believe that adding another Platinum Group designee to the Board, particularly Dr. Goldberg’s first cousin and longtime business associate, would enhance the breadth and depth of the current Board.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE PLATINUM GROUP, EVEN AS A PROTEST VOTE AGAINST THE PLATINUM GROUP OR THE PLATINUM GROUP’S NOMINEE. DOING SO WILL INVALIDATE ANY PRIOR VOTE YOU SUBMITTED ON THE WHITE PROXY CARD IN SUPPORT OF ECHO’S DIRECTOR NOMINEES.

PROPOSAL NO. 1

 ELECTION OF DIRECTORS

    The Board is currently fixed at five directors divided into three classes with staggered terms for each class. We currently have five directors, two of whom are Class I directors whose terms expire in 2015, one of whom is a Class II director whose term expires in 2016 and two of whom are Class III directors whose terms expire in 2014.

    As set forth in the following table, the Board has nominated and recommended Robert F. Doman and Michael M. Goldberg, M.D. for election to the Board as Class III directors for a term of three years. Each Class III director will hold office until a successor has been duly elected and qualified or until his earlier death, resignation or removal.  Mr. Grieco and Mr. Smith are currently serving as Class I directors of Echo, Mr. Enright is currently serving as a Class II director of Echo, and Mr. Doman and Dr. Goldberg are currently serving as Class III directors of Echo. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of each nominee.

    The nominees recommended by the Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by Echo’s stockholders. As of the date of this proxy statement, Echo has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

Name and Year Director First Became a Director	Position(s) with Echo

Robert F. Doman (2013)	Executive Chairman, Interim Chief Executive Officer and Director
Michael M. Goldberg, M.D (2014)	Director

    As earlier noted, the Platinum Group, which owns approximately 19.9% of Echo’s common stock, has notified us of their intention to nominate one (1) director candidate for election at the 2014 Annual Meeting in opposition to the Board’s nomination of our highly-qualified and very experienced director candidate, Robert F. Doman. The Platinum Group’s purported nominee, Shepard M. Goldberg, is a first cousin and long-time business associate of Michael M. Goldberg, M.D. Dr. Goldberg was appointed to the Board on February 27, 2014 as a designee of Platinum Partners after the Board informed Platinum Partners that, after interviewing Shepard M. Goldberg and reviewing his background and the information he submitted to Echo, the Board’s Nominating and Governance Committee determined that Mr. Goldberg did not meet the Board’s criteria for Board membership.

    Your Board believes that stockholders should vote on the WHITE proxy card for its slate of director nominees, Robert F. Doman and Michael M. Goldberg, M.D., as it believes that it has recommended a more qualified slate of nominees than has been proposed by the Platinum Group, particularly when Mr. Doman’s 30 years of executive level, international and domestic management, business development, commercialization, product development and strategic planning experience with specific concentrations in medical devices and pharmaceuticals is compared with the two decades that Platinum’s nominee, Shepard M. Goldberg, spent in the swimming pool supply industry and Mr. Goldberg’s lack of relevant experience. Each of your Board’s nominees was recommended to the Board by the Nominating and Governance Committee and was approved by the Board. The recommendations of your Board are based on its carefully considered judgment that the experience, record and qualifications of each of its nominees.

    The Board does not endorse the election of the Platinum Group’s nominee as director. You may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Platinum Group contained in any proxy solicitation materials filed or disseminated by the Platinum Group or any other statements that they may otherwise make.

    We urge you to disregard any proxy card or voting instruction form that you may receive from the Platinum Group and to sign and return only the WHITE proxy card that you receive from Echo. Even a “withhold” vote with respect to the Platinum Group’s nominee on its proxy card will cancel any proxy previously given to Echo. If you previously signed a proxy card sent to you by the Platinum Group, you can revoke that proxy and vote for the Board’s’ nominees as described above. Only your latest dated proxy or vote will count.

    THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE PLATINUM GROUP.

Current Directors

    Our current directors are as follows:

Name	Age	Position(s) with Echo
Robert F. Doman	64	Executive Chairman, Interim Chief Executive Officer and Director
Vincent D. Enright (1)(2)(3)	70	Director
William F. Grieco (1)(2)(3)	60	Lead Independent Director
Michael M. Goldberg, M.D.	55	Director
James F. Smith (1)(2)(3)	64	Director
____________
(1)	Member of the Audit Committee of the Board.

(2)	Member of the Compensation Committee of the Board.

(3)	Member of the Nominating and Corporate Governance Committee of the Board.

    Set forth below is a biographical description of each of our directors based on information supplied by each individual.

    Mr. Doman was named Executive Chairman and Interim Chief Executive Officer in August 2013.  He was appointed to the Board in March 2013 and his current term of office expires in 2014.  Mr. Doman joined DUSA Pharmaceuticals, Inc. (NASDAQ: DUSA) in 2005 as President and Chief Operating Officer, was promoted to President and Chief Executive Officer in 2007 and served in that role until he completed the sale of the company to Sun Pharmaceuticals in December 2012.  From 2000 to 2004, Mr. Doman served as President of Leach Technology Group, the medical electronic device, design, product development and contract manufacturing services division of Leach Holding Corporation, which was sold to Esterline Technologies in 2004.  He served as President of Device Product Development of West Pharmaceutical Services from 1999 to 2000.  Prior to that, Mr. Doman held marketing and business development positions at the Convatec division of Bristol-Myers Squibb and Critikon, Inc., a Johnson & Johnson company.  He earned his Bachelor’s degree from Saint Joseph’s University.  Mr. Doman brings us over 30 years of executive level, international and domestic management, business development, sales and marketing, product development and strategic planning experience with specific concentrations in medical devices and pharmaceuticals, making him a valuable addition to the Board due to his extensive medical device  product development and strategic sales, marketing and business development expertise.

    Mr. Enright was appointed to the Board in March 2008 and his current term of office expires in 2016. Mr. Enright currently serves as a director of 15 funds, Chairman of the Audit Committee of six funds and as a member of the Audit Committee of 6 funds managed by Gabelli Funds, LLC, a mutual fund manager, positions he has held since 1991. In July 2011, Mr. Enright became a member of the Board of Directors of The LGL Group, Inc., an electronics manufacturing company, where he serves as Chairman of the Nominating Committee and a member of Compensation Committee. Mr. Enright served as Senior Vice President and Chief Financial Officer of KeySpan Corporation, a NYSE public utility company, from 1994 to 1998. He previously served as a director of Aphton Corporation, a biopharmaceutical company, from September 2004 through November 2006. Mr. Enright holds a B.S. degree in Accounting from Fordham. Mr. Enright’s significant financial expertise, including his experience as Chief Financial Officer and Chairman of the Audit Committee at public companies, and his prior experience as a director of a public pharmaceutical company make him an integral member of the Board.

    Dr. Goldberg was appointed to the Board in February 2014 and his current term of office expires in 2014.  Dr. Goldberg has been a Managing Member of Montaur Capital, LLC from February 2007 to present. Prior to that, Dr. Goldberg was with Emisphere Technologies, Inc., serving as Chief Executive Officer from August 1990 to January 2007, Chairman of the Board of Directors from November 1991 to January 2007, and President from August 1990 to October 1995. Before joining Emisphere, Dr. Goldberg served as Vice President of The First Boston Corp., where he was a founding member of the Healthcare Banking Group. Dr. Goldberg currently serves on the board of Navidea Biopharmaceuticals. He has been a Director of Alliqua, Inc., Urigen Pharmaceuticals, Inc., Adventrx Pharmaceuticals Inc. and several private companies. Dr. Goldberg received a B.S. from Rensselaer Polytechnic Institute, an MD from Albany Medical College of Union University and an MBA from Columbia University Graduate School of Business.  Dr. Goldberg was appointed to the Board on February 27, 2014 as the Platinum Board Designee pursuant to the Platinum SPA, after the Board rejected Shepard M. Goldberg for appointment to the Board as the Platinum Board Designee. Dr. Goldberg is being nominated by the Board for election as a director at the 2014 Annual Meeting pursuant to the Platinum SPA which also requires that Echo solicit proxies for Dr. Goldberg’s election, irrespective of whether the Board would otherwise be supporting his candidacy for election by our stockholders.  Dr. Goldberg is the first cousin and a long-time business associate of Shepard M. Goldberg.

    Mr. Grieco was appointed to the Board in February 2011 and named Lead Independent Director in August 2013. Mr. Grieco’s current term expires in 2015. Mr. Grieco served as a Director of PHC, Inc., a behavioral health company, from 1997 to 2011. From 2011 to present, he has also served as a Director of Acadia Healthcare, Inc., an inpatient behavioral healthcare corporation.  Since 2008, Mr. Grieco has served as the Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing healthcare, science and technology companies. From 2003 to 2008 he served as Senior Vice President and General Counsel of American Science and Engineering, Inc., an x-ray inspection technology company. He served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology company. Previously, he was Senior Vice President and General Counsel for Fresenius Medical Care North America, a dialysis products and services company. Prior to that, Mr. Grieco was a partner in the healthcare department at Choate, Hall & Stewart, a general service law firm. Mr. Grieco received a B.S. from Boston College, a M.S. in Health Policy and Management from Harvard University and a J.D. from Boston College Law School. The Board determined that Mr. Grieco's legal and healthcare expertise, executive management and business experience, and his education and training make him a well-qualified addition to the Board and provide the Board with valuable expertise in the healthcare technology arena as it moves forward.

    Mr. Smith was appointed to the Board in February 2011 and his current term expires in 2015.  From October 2007 to December 31, 2011, Mr. Smith served as Vice President and Chief Financial Officer of Orchid Cellmark (NASDAQ: ORCH), an international provider of DNA testing services for forensic and family relationship applications.  From 2004 to 2006, Mr. Smith served as Vice President and Chief Financial Officer of Aphton Corporation, a biotechnology company that developed cancer immunotherapies.  Mr. Smith’s extensive financial management expertise and his experience with all aspects of finance, including control, financial reporting, tax, treasury, and merger and acquisitions, primarily in the healthcare industry, make him uniquely qualified to serve on the Board and as the Chairman of the Audit Committee.  During Mr. Smith’s tenure at Aphton Corporation, on May 23, 2006, Aphton Corporation declared bankruptcy under Chapter 11 of the United States Bankruptcy Code.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we are asking our stockholders to cast an advisory vote on the compensation of the named executive officers identified in the 2013 Summary Compensation Table in the "Executive Compensation" section of this Proxy Statement.

Accordingly, the following resolution is being presented by the Board of Directors at the 2014 Annual Meeting:

“RESOLVED, that the compensation paid to Echo’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

This vote is advisory and not binding on us; however, the Board of Directors and Compensation Committee value the opinions expressed by our stockholders and will take the outcome of the vote into account in future determinations concerning our executive compensation program.

The Compensation Committee of the Board of Directors believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy is to align each executive's compensation with Echo’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are critical to our long-term success. As such, our executive compensation program is intended to:

•	Attract and retain individuals with superior abilities in their area of expertise;

•	Align our executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•	Provide a strong incentive to achieve key strategic goals by providing a portion of total compensation opportunities for executive officers in the form of direct ownership of Echo.

We believe the combination of long-term and short-term compensation and cash and non-cash compensation that we utilize in our executive compensation program, as well as meaningful performance incentives, align the interests of our named executive officers and stockholders and provide an incentive for the long-term continued employment of our key executives.

Please refer to the "Executive Compensation" section of this Proxy Statement for additional information regarding our executive compensation program and the compensation paid to our named executive officers.

* * * *

The Board recommends that the stockholders vote FOR the approval, on an advisory basis, of the following resolution:

“RESOLVED, that the compensation paid to Echo’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Wolf & Company, P.C., an independent registered public accounting firm, to audit Echo’s consolidated financial statements for the fiscal year ending December 31, 2014, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of Wolf & Company as Echo’s independent registered public accounting firm, then the selection of such independent auditors will be reconsidered by the Audit Committee. A representative of Wolf & Company, which served as Echo’s independent auditors in the fiscal year ended December 31, 2013, is expected to be present at the 2014 Annual Meeting to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

Information regarding the fees paid to Wolf & Company for services rendered for 2013 and 2012 and our policies and procedures for the approval of such fees is set forth below.

Independent registered public accounting firm

The following is a summary of the fees billed to us by Wolf & Company for professional services rendered in connection with the fiscal years ended December 31, 2013 and 2012:

Fee Category	Fiscal 2013	Fiscal 2012
Audit Fees	$150,667	$158,843
Audit-Related Fees	46,575	44,000
Total Fees	$197,242	$202,843

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Wolf & Company in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” These services consist of the issuance of consents in connection with our registration statements filed under the Securities Act of 1933, as amended, assistance with SEC comment letters, and comfort letters and other due diligence assistance performed in connection with capital raising.

Audit Committee policy on pre-approval of services of independent registered public accounting firm

The Audit Committee’s policy and procedures is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

All of the fees set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy and procedures.

* * * *

The Board of Directors recommends that the stockholders vote FOR the ratification of Wolf & Company, P.C. to serve as Echo’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position(s) with Echo
Robert F. Doman.	64	Executive Chairman, Interim Chief Executive Officer and Director
Christopher P. Schnittker	45	Senior Vice President, Chief Financial Officer and Treasurer
Kimberly A. Burke	39	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

    Biographical information for each of our executive officers is set forth below. Each executive officer is elected annually by the Board and serves until his or her successor is appointed and qualified, or until such individual's earlier resignation or removal.

Robert F. Doman

    Mr. Doman was named Executive Chairman and Interim Chief Executive Officer in August 2013.  The Consulting Agreement pursuant to which he serves as Executive Chairman and Interim Chief Executive Officer expires on June 30, 2014.  He was appointed to the Board in March 2013 and his current term of office expires in 2014. Mr. Doman joined DUSA Pharmaceuticals, Inc. (NASDAQ: DUSA) in 2005 as President and Chief Operating Officer, was promoted to President and Chief Executive Officer in 2007 and served in that role until he completed the sale of the company to Sun Pharmaceuticals in December 2012. From 2000 to 2004, Mr. Doman served as President of Leach Technology Group, the medical electronic device, design, product development and contract manufacturing services division of Leach Holding Corporation, which was sold to Esterline Technologies in 2004.  He served as President of Device Product Development of West Pharmaceutical Services from 1999 to 2000.  Prior to that, Mr. Doman held marketing and business development positions at the Convatec division of Bristol-Myers Squibb and Critikon, Inc., a Johnson & Johnson company.  He earned his Bachelor’s degree from Saint Joseph’s University.

Christopher P. Schnittker

    Mr. Schnittker was appointed as our Chief Financial Officer and Treasurer in May 2011 and additionally as our Senior Vice President in June 2012. His current term of office expires in 2014.  He brings a broad base of financial experience to Echo. Most recently, he served as Vice President – Administration, Corporate Secretary and Chief Accounting Officer of Soligenix, Inc., a publicly-traded biotechnology company, from 2009 to 2011. Prior to that, Mr. Schnittker served as the Senior Vice President and Chief Financial Officer for VioQuest Pharmaceuticals Inc. (2008 to 2009), Micromet Inc. (2006 to 2008), Cytogen Corporation (2003 to 2006), and Genaera Corporation (2000 to 2003), all publicly-traded biotechnology companies. Mr. Schnittker has also held prior financial management positions at GSI Commerce, Rhône-Poulenc Rorer (now part of Sanofi-Aventis), and PricewaterhouseCoopers. He received his B.A. degree in economics and business from Lafayette College and is a certified public accountant licensed in the State of New Jersey.

Kimberly A. Burke

    Ms. Burke was appointed as our General Counsel and Senior Vice President in January 2011, as Chief Compliance Officer in April 2012, and she has served as our Secretary since 2010.  Her current term of office as General Counsel, Senior Vice President and Secretary expires in 2014.  Ms. Burke joined Echo as Vice President, Corporate Counsel in 2008 after serving as General Counsel of privately-held Echo Therapeutics, Inc. from 2004 until its merger with Sontra Medical Corporation to form Echo in September 2007.  From 2004 to 2008, she was Director of Legal Affairs at Cato Research Ltd., a global contract research and development organization, and an Associate with Cato BioVentures, a life sciences venture capital firm. Ms. Burke began her career with Devine, Millimet and Branch, a New England law firm, and then moved to Investors Title Company (NASDAQ: ITIC), a holding company engaged in title insurance and investment management services, where she oversaw corporate and securities law matters.  She later served as General Counsel of Hemodynamic Therapeutics, a privately-held pharmaceutical company.  Ms. Burke received her B.A. from Mount Holyoke College and her J.D. from the College of William and Mary, Marshall-Wythe School of Law.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of April 3, 2014 (except as otherwise provided below) by the following individuals or entities: (i) each stockholder known to us to beneficially own more than 5% of the outstanding shares of our Common Stock; (ii) any person serving as Chief Executive Officer during 2013 and the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer as of December 31, 2013 (collectively, the “Named Executive Officers”); (iii) each director; and (iv) current executive officers and directors, as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and includes voting and investment power with respect to the shares. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire currently or within 60 days after April 3, 2014 through the exercise of any stock options or other rights, including upon the exercise of warrants to purchase shares of Common Stock and the conversion of preferred stock into Common Stock. Such shares are deemed outstanding for computing the percentage ownership of the person holding such options or rights, but are not deemed outstanding for computing the percentage ownership of any other person. As of April 3, 2014, there were 11,967,414 shares of Common Stock issued and outstanding.

	Amount and Nature of Beneficial Ownership of
	Common Stock as of April 3, 2014
Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percentage of Class

Platinum Partners Liquid Opportunity Master Fund L.P.	778,452	(3)	6.1%
c/o Platinum Management (NY) LLC 152 West 57th Street, 4th Floor
New York, NY 10019

Platinum Partners Value Arbitrage Fund L.P.	1,605,424	(4)	11.8%
c/o Platinum Management (NY) LLC 152 West 57th Street, 4th Floor
New York, NY 10019

Platinum Management (NY) LLC	1,605,424	(5)	11.8%

Platinum Liquid Opportunity Management (NY) LLC	778,452	(6)	6.1%

Mark Nordlict	2,383,876	(7)	19.9%
Uri Landesman	2,383,876	(8)	19.9%

Directors and Executive Officers:
Kimberly A. Burke.	47,000	(9)	*
Robert F. Doman	6,200	(10)	*
Vincent D. Enright	53,700	(11)	*
Michael M. Goldberg, M.D.	28,500	(12)	*
William F. Grieco	53,700	(13)	*
Patrick T. Mooney, M.D.	11,250	(14)	*
Christopher P. Schnittker	27,500	(15)	*
James F. Smith	38,400	(16)	*
All directors and executive officers as a group (7 persons)	255,000		2.1%

* Less than one percent.

(1)
Unless otherwise noted, the address for each stockholder known to us to beneficially own more than 5% of the outstanding shares of our Common Stock is 152 West 57th Street, 4th Floor, New York, NY 10019.  The address for each director and executive officer is c/o Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Blvd., Suite 300, Philadelphia, PA 19103.

(2)
The individuals named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.  The entities named in the table, together with Mr. Nordlict and Mr. Landesman, have shared voting and investment power with respect to all shares shown as beneficially owned by them, as further described in the footnotes below

(3)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  As of the close of business on April 7, 2014, Platinum Partners Liquid Opportunity Master Fund L.P. (“PPLO”) directly owned (i) 578,452 shares of Common Stock, (ii) beneficially owned 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock, (iii) beneficially owned 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock, (iv) directly owned 349,723 shares of Series E Preferred Stock (“Series E Stock”), and (v) directly owned 36,363 Warrants.  The Warrants provide that at no time may a holder of any of the Warrants exercise such warrants if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares  of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning more than 4.99% or 9.99%, as applicable, of all of the Common Stock outstanding at such time (the “9.99% Blocker”); provided, however, that upon a holder of any of the warrants providing the issuer with sixty one (61) days' notice that such holder would like to waive either or both such restrictions with regard to any or all shares of Common Stock issuable upon exercise of any of the Warrants, then such restriction shall be of no force or effect with regard to those Warrants referenced in such notice. The Series E Stock provides that at no time may a holder of any of the Series E Stock convert such stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares  of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning more than 9.99% or 19.99%, as applicable, of all of the Common Stock outstanding at such time (the “19.99% Blocker”); provided, however, that upon both (A) a holder of Series E Stock providing Echo with a Waiver Notice that such holder would like to waive either or both such restrictions with regard to any or all shares of Common Stock issuable upon conversion of Series E Stock, and (B) the stockholders of Echo approving the waiver of such restrictions with regard to any or all shares of Common Stock issuable upon conversion of Series E Stock and the ownership by any holder of the Series E Stock of greater than 20% of the outstanding shares of Common Stock in accordance with the applicable NASDAQ listing standards, the applicable restrictions shall be of no force or effect. As of the date hereof, PPLO had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Stock or Warrants, respectively.

(4)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  As of the close of business on April 7, 2014, Platinum Partners Value Arbitrage Fund L.P. (“PPVA”) directly owned (i) 1,605,424 shares of Common Stock and (ii) 1,398,890 shares of Series E Stock, and (iii) 145,454 Warrants.  The Series E Stock and the Warrants are currently subject to the 19.99% Blocker and 9.99% Blocker, respectively. As of the date hereof, PPVA had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Stock or Warrants, respectively.

(5)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Platinum Management (NY) LLC (“Platinum Management”), as the Investment Manager of PPVA, may be deemed to beneficially own the securities directly owned by PPVA.

(6)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Platinum Liquid Opportunity Management (NY) LLC (“Platinum Liquid Management”), as the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPLO.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(7)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Mr. Nordlicht, as the Chief Investment Officer of Platinum Management, the Investment Manager of PPVA, and Chief Investment Manager of Platinum Liquid Management, the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPVA and PPLO, respectively.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(8)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Mr. Landesman, as the President of Platinum Management, the Investment Manager of PPVA, and the President of Platinum Liquid Management, the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPVA and PPLO, respectively.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(9)	Includes 14,500 shares that may be acquired by Ms. Burke within 60 days upon the exercise of stock options.

(10)	Includes 1,500 shares that may be acquired by Mr. Doman within 60 day upon the exercise of stock options.

(11)	Includes 25,500 shares that may be acquired by Mr. Enright within 60 days upon the exercise of stock options.

(12)	Includes 14,000 shares that may be acquired by Dr. Goldberg within 60 days upon the exercise of stock options.

(13)	Includes 15,500 shares that may be acquired by Mr. Grieco within 60 days upon the exercise of stock options.

(14)	Based on shares held by Dr. Mooney as of September 27, 2013, his last day of employment with Echo.

(15)	Includes 15,000 shares that may be acquired by Mr. Schnittker within 60 days upon the exercise of stock options

(16)	Includes 15,500 shares that may be acquired by Mr. Smith within 60 days upon the exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of our Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on our review of the copies of such forms received or written representations from certain reporting persons, we believe that, during fiscal 2013, our officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals except that our December 18, 2013 grant of 14,500 shares of restricted Common Stock and non-qualified options to purchase 56,000 shares of Common Stock made to each of Vincent Enright, William F. Grieco and James Smith was not timely reported by each of those individuals on a Form 4.

CORPORATE GOVERNANCE

Our Board of Directors

The Board is actively engaged in the oversight of Echo and its members routinely interact with management and with each other in the course of performing their duties. Board members receive regular updates from our senior executives on key financial, operational, contractual and strategic issues and advise the management team on matters within their areas of expertise. The Board met 28 times during 2013. During 2013, each of our incumbent directors attended at least 75% of the total number of meetings of the Board and at least 75% of the total number of meetings of committees of the Board on which he served during the period for which he was a member of the Board or the applicable committee of the Board.

Historically, Echo has held a Board meeting at the time of its annual meeting of stockholders and has requested that its directors attend the annual meeting of stockholders. All of the incumbent directors except Dr. Goldberg, who was not a member of the Board at that time, attended the 2013 annual meeting of stockholders in person.

Committees of Our Board of Directors

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter that has been approved by the Board. These charters are available in the Corporate Governance section of our website at www.echotx.com.

Audit Committee

The Board has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which assists the Board in fulfilling its responsibilities to our stockholders concerning our financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board, our independent auditors and management. The Audit Committee currently consists of Mr. Smith, Mr. Enright, and Mr. Grieco, each of whom is independent as defined under Nasdaq Stock Market, Inc. (“NASDAQ”) listing standards applicable to audit committee members. Mr. Smith was appointed to the Audit Committee on February 8, 2011 and currently serves as Chair of the Audit Committee. Mr. Enright was appointed to the Audit Committee on March 28, 2008 and Mr. Grieco was appointed to the Audit Committee on February 8, 2011. The Audit Committee met four times during 2013.

The Audit Committee discusses with our management and our independent auditors the financial information developed by us, our systems of internal controls and our audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent auditors. The independent auditors meet with the Audit Committee (both with and without the presence of our management) to review and discuss various matters pertaining to the audit, including our financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by us. The Audit Committee pre-approves all audit services to be provided to us, whether provided by the principal independent auditors or other firms, and all other services (review, attest and non-audit) to be provided to us by the independent auditors. The Audit Committee coordinates the Board’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee. The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.

Audit Committee Financial Expert

The Board has determined that each of Vincent D. Enright and James F. Smith is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Enright and Mr. Smith are independent as defined under NASDAQ listing standards.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Nominating Committee”), which identifies and recommends candidates for election to the Board, develops and maintains our corporate governance policies and procedures and advises the Board on our overall corporate governance as necessary. The Nominating Committee currently consists of Mr. Enright, Mr. Grieco and Mr. Smith, each of whom is independent as defined under NASDAQ listing standards. Mr. Grieco was appointed to the Nominating Committee on February 8, 2011 and currently serves as Chair of the Nominating Committee. Mr. Enright was appointed to the Nominating Committee on March 28, 2008 and Mr. Smith was appointed to the Nominating Committee on February 8, 2011. The Nominating Committee met 15 times during 2013.

In recommending candidates for election to the Board, the Nominating Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nominating Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating Committee would recommend the candidate for consideration by the full Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

All nominees for the Board must have a reputation for integrity, honesty and adherence to high ethical standards, as well as demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to Echo’s current and long-term objectives. Nominees must be willing and able to contribute positively to our decision-making process. In addition, nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all the stockholders. The Nominating Committee considers diversity in identifying director nominees and takes into account the background of each Director and nominee in areas such as business, financial, legal, and product development and commercialization expertise, government regulation and science and strives to create and maintain a diverse Board. In addition, the Nominating Committee considers whether a particular Director or nominee has specific skills or attributes that may qualify him or her for service on a particular Board committee. The Nominating Committee also considers whether one or more Board members or Board nominees qualifies as an Audit Committee financial expert.  Finally, the Nominating Committee annually reviews the independence of each Board member to ensure that a majority of the Board is independent.

The Nominating Committee will consider nominees for the Board recommended by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by providing information regarding such candidate, including the candidate’s name, biographical data and qualifications and sending it to the Secretary of Echo at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103. Such information should be clearly marked as intended for the Nominating Committee. The Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

Compensation Committee

The Board has a Compensation Committee, which generally assists the Board with respect to matters involving the compensation of our directors and executive officers. The Compensation Committee currently consists of Mr. Enright, Mr. Grieco and Mr. Smith, each of whom is independent as defined under NASDAQ listing standards applicable to compensation committee members. Mr. Enright was appointed to the Compensation Committee on March 28, 2008 and currently serves as Chair of the Compensation Committee. Mr. Grieco and Mr. Smith were appointed to the Compensation Committee on February 8, 2011.  During 2013, the Compensation Committee met five times.

The responsibilities of the Compensation Committee include determining salaries and other forms of compensation for the chief executive officer and the other executive officers of Echo, reviewing and making recommendations to the Board with respect to director compensation, periodically reviewing and making recommendations to the Board with respect to the design and operation of incentive compensation and equity-based plans and generally administering Echo’s equity-based incentive plans. The Compensation Committee is primarily responsible for considering and determining executive and director compensation. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate under the circumstances. The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in discharging its duties, including the evaluation and determination of executive officer compensation.

In addition, to the extent permitted by applicable law and the provisions of a given equity-based incentive plan, the Compensation Committee may delegate to one or more executive officers of Echo the power to grant options or other stock awards pursuant to such plan to consultants to and employees of Echo or any subsidiary of Echo who are not directors or executive officers of Echo. Our Chief Executive Officer, within certain per-person and per-year limits established by the Compensation Committee, is authorized to make limited stock option grants and other stock awards to consultants to and employees and non-executive officers of Echo pursuant to our 2008 Equity Incentive Plan.

Our Chief Executive Officer generally makes recommendations to the Compensation Committee regarding the compensation of other executive officers. In addition, the chief executive officer is often invited to attend Compensation Committee meetings and participate in discussions regarding the compensation of other executive officers, but the Compensation Committee ultimately approves the compensation of all executive officers. Other than making recommendations and participating in discussions regarding the compensation of other executive officers, Echo’s chief executive officer generally does not play a role in determining the amount or form of executive compensation. Except for the participation by the chief executive officer in meetings regarding the compensation of other executive officers, the Compensation Committee meets without the presence of executive officers when approving or deliberating on executive officer compensation. The chief executive officer does not make proposals or recommendations regarding his own compensation.

Board Structure and Leadership

The Board does not have a policy as to whether the roles of Chairman and CEO should be separate or combined. Instead, the Board has determined that the Nominating and Corporate Committee should periodically assess these roles and the merits of the Board’s leadership structure to ensure that the most efficient and appropriate structure is in place. Patrick T. Mooney served as both the Chairman of the Board and the Chief Executive Officer of Echo until August 23, 2013, at which time the Board appointed Robert F. Doman as both Executive Chairman and Interim Chief Executive Officer.  Since his tenure as Executive Chairman of the Board and Interim Chief Executive Officer began, Mr. Doman has become intimately familiar with our business and his direct involvement in our operations put him in an ideal position to effectively identify strategic priorities, lead discussions of the Board and define Echo’s short-term and long-term objectives with respect to capital and operational requirements. Given the current regulatory and capital markets environment, and in light of our size, structure and development stage, the Board believes that having one leader serving as both the Executive Chairman and Chief Executive Officer is ideal for Echo at this time as it provides consistent, decisive and effective leadership and encourages robust communication between our management and the Board.

On August 23, 2013, the Board determined that it was appropriate and in the best interests of Echo and its stockholders to appoint a Lead Independent Director in addition to an Executive Chairman.  Mr. Grieco, who serves as Chair of the Nominating and Corporate Governance Committee and has over 30 years’ experience in corporate governance matters, was appointed as Lead Independent Director of the Board.  As Lead Independent Director, Mr. Grieco’s responsibilities include

•	providing independent leadership;
•	overseeing the Board’s governance processes;
•	communicating with the other independent directors to identify matters for discussion at executive sessions of independent directors and presiding over such executive sessions;
•	facilitating communication between the independent directors and the Executive Chairman; and
•	engaging with the Executive Chairman between Board meetings and assisting with informing or engaging non-employees directors as necessary and appropriate.

Our independent directors routinely interact with executive management and they bring a wide variety of industry experience, oversight and expertise from outside Echo. In addition, all of the Board’s key Committees — Audit, Compensation, and Nominating — are comprised entirely of independent directors. The Board believes that these factors provide the appropriate balance between the authority of those individuals who oversee Echo and those who manage it on a daily basis.

The Board’s Role in Risk Oversight

One of the Board’s primary responsibilities is reviewing our strategic plans and objectives, including our principal risk exposures. The Audit Committee assists the Board in overseeing and monitoring our actual and potential legal and financial risks, determining management’s response to these risks and developing and implementing strategies for risk mitigation. Each of the Board’s key committees — Audit, Compensation, and Nominating — is responsible for overseeing and for recommending guidelines and policies governing their respective areas of responsibility. In consultation with our management team and outside advisors, the Board also considers specific areas of material risk to Echo, including operational, financial, legal, regulatory, strategic and reputation risks.

DIRECTOR INDEPENDENCE AND RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Independence of Members of Board of Directors

The Board has determined that each of Messrs.  Enright, Goldberg, Grieco and Smith, constituting four of our five directors, satisfy the criteria for being an “independent director” under NASDAQ listing standards.

Policies and Procedures Regarding Related Party Transactions

Echo’s Audit Committee, which is composed entirely of independent directors, reviews all related person transactions on an ongoing basis.  In accordance with the Audit Committee’s charter, it must approve any related person transaction before Echo enters into it.  Any transaction that does not qualify as a related person transaction but may present a potential conflict of interest is governed by our written Code of Business Conduct and Ethics (the “Code”).  Our General Counsel works with senior management to determine whether such transaction or relationship constitutes a conflict of interest that should be brought to the attention of the Nominating Committee.  The Nominating Committee considers all requests for waivers from our Code of Business Conduct and Ethics and ensures that we disclose such waivers in accordance with applicable rules and regulations.  The Nominating Committee is tasked with annually reviewing our program for monitoring compliance with the Code and making recommendations to the Board if it determines that any revisions are needed.

Related Party Transactions

Repayment of Outstanding Balance Under Non-revolving Draw Credit Facility

On March 1, 2013, we elected to prepay the entire outstanding balance of $3,113,366 under a non-revolving draw credit facility entered into between Echo and Platinum-Montaur Life Sciences, LLC, one of our largest institutional investors, on August 31, 2012. The amount repaid included interest accrued and unpaid to that date of $113,366.  No principal amount is currently outstanding under the credit facility.

December 2013 Common Stock, Preferred Stock and Warrant Financing

In December 2013, we entered into a Securities Purchase Agreement with Platinum Partners Value Arbitrage Fund L.P. and Platinum Partners Liquid Opportunity Master Fund L.P. (collectively, “Platinum Partners”) (the “Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, Platinum Partners purchased an aggregate of 1,818,182 of our Common Stock.  In addition, Platinum Partners purchased a total of 1,748,613 shares of Series E Preferred Stock (“Preferred Stock”) at a purchase price of $2.75 per share, which, under certain conditions, are exchangeable into shares of Common Stock on a one-for-one basis.  The conversion of Preferred Stock into shares of Common Stock, however, is subject to a restriction, which prohibits the conversion of shares of Preferred Stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by Platinum Partners and their affiliates at such time, the number of shares of Common Stock which would result in Platinum Partners and their affiliates beneficially owning in excess of 19.99% of all of Common Stock outstanding at such time.  Under the terms of the Securities Purchase Agreement, Platinum Partners also received 181,818 warrants, having a five-year term and an exercise price of $2.75 per warrant.  The warrants are exercisable six months and one day following the issuance date thereof.  Under the terms of the Securities Purchase Agreement, we have, at the request of Platinum Partners, agreed to prepare a proxy statement and seek stockholder approval of the issuance of the Common Stock underlying the Preferred Stock and the warrants.  We received the proceeds of $5,000,000 from the sale of the securities to Platinum Partners on December 10, 2013.

Doman Consulting Agreement

On August 26, 2013, Echo entered into a Consulting Agreement with Robert Doman, a member of the Board, pursuant to which Mr. Doman was engaged to serve as our Executive Chairman and Interim Chief Executive Officer (the “Consulting Agreement”) for a period of four months.  The Consulting Agreement was subsequently amended on October 3, 2013, December 26, 2013 and April 3, 2014.  The current term of the Consulting Agreement expires on June 30, 2014.   The Consulting Agreement can be renewed upon mutual written agreement of the parties and either party can terminate the Consulting Agreement for any reason upon ten days’ prior written notice to the other party.  In accordance with the Consulting Agreement, we pay Mr. Doman $8,000 per week for his services and reimburse him for all out-of-pocket expenses incurred in connection with the performance of services under the Consulting Agreement.  Mr. Doman did not receive an equity grant pursuant to the Consulting Agreement and the Consulting Agreement states that he is not entitled to participate in or receive any benefits or rights under any Echo employee benefit and welfare plans.

DIRECTOR COMPENSATION

Non-employee Director Compensation

From January 1 to August 15, 2013, each director who was neither an employee nor a consultant of Echo received cash compensation of $25,000 per year, to be paid in equal installments at the end of each fiscal quarter.  Following an unanticipated leave of absence by our Chief Executive Officer in August 2013 and his subsequent departure in September 2013, the level of involvement in Echo activities that was required by individual Board members, and by Board members as a group, increased dramatically for an extended period of time beyond that typically expected of a member of the Board of Directors of a similarly situated company.  The Board and its committees held 34 meetings from August to December 2013 in addition to the 4 Board and committee meetings scheduled to take place during that time.  Following consultation with an external compensation consultant, the Compensation Committee determined that it was in the best interests of Echo and the stockholders to adjust Board compensation levels to reflect the increased level of activity and to strengthen the Board members’ vested interest in both our short-term and long-term success.

Accordingly, from August 15 to December 31, 2013, each director who was neither an employee nor a consultant of Echo also received a fee, based on the length of the meeting, for each meeting he attended beyond the regularly-scheduled quarterly Board and Board committee meetings as follows:  $200 for in person or telephonic meetings lasting from 20 minutes up to 1 hour; $300 for in person or telephonic meetings lasting from 1 hour up to 2 hours; $400 for in person or telephonic meetings lasting from 2 hours up to 4 hours; $800 for in person or telephonic meetings lasting half a day (4 hours); and $1,600 for in person or telephonic meetings lasting a full day (8 hours).

  In addition, beginning on August 15, 2013, the Lead Independent Director received an annual retainer of $25,000, to be paid on a quarterly basis in arrears.  Finally, at the end of each of the first three fiscal quarters of 2013, each director who was neither an employee nor a consultant of Echo received (i) a grant of 400 shares of Common Stock which will vest one year from the date of issuance and (ii) a non-qualified option to purchase 1,500 shares of Common Stock, with an exercise price equal to the closing price of the Common Stock on the last trading day of the quarter immediately preceding the issuance, which will vest one year from the date of issuance. Mr. Enright, Mr. Grieco and Mr. Smith received (i) a grant of 14,500 shares of Common Stock, 50% of which vest upon the filing of our submission of the Symphony CGM System technical file to the notified body and the remainder of which vest one year from the date of issuance, and (ii) a non-qualified option to purchase 56,000 shares of Common Stock, with an exercise price of $2.98 which vest in equal installments on March 18, June 18, September 18, and December 18, 2014.  All directors were reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings in 2013.

2013 Director Compensation

The table below reflects compensation paid to directors who were neither an employee nor a consultant of Echo during 2013.  Robert Doman received fees of $14,258.34 in his capacity as a director of Echo from March 12, 2013 to August 26, 2013.  Upon Mr. Doman’s appointment as Executive Chairman and Interim Chief Executive Officer of Echo on August 26, 2013, Mr. Doman no longer received compensation as a director of Echo.  All compensation received by Mr. Doman is his capacity as a director and as an executive officer of Echo is reflected in the 2013 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Vincent D. Enright	29,400.00	55,212.50	786.51	––	85,399.01
William F. Grieco	32,383.00	55,212.50	786.51	––	88,382.01
James F. Smith	30,300.00	55,212.50	786.51	––	86,299.01
____________________
(1)
The following summarizes the aggregate number of stock awards outstanding at the fiscal year end for each director above: Vincent Enright — 28,200, William F. Grieco — 20,200, and James Smith — 20,200.

(2)
The following summarizes the aggregate number of stock options outstanding at the fiscal year end for each director above: Vincent Enright — 70,500, William F. Grieco — 60,500, and James Smith — 60,500.

EXECUTIVE COMPENSATION

Compensation Overview

This Compensation Overview should be read in conjunction with the compensation tables and narrative set forth below. For the fiscal year ended December 31, 2013, our Named Executive Officers are set forth below:

•	Robert F. Doman, Executive Chairman and Interim Chief Executive Officer;
•	Patrick T. Mooney, former Chief Executive Officer, President and Chairman of the Board;
•	Christopher P. Schnittker, Senior Vice President, Chief Financial Officer and Treasurer; and
•	Kimberly A. Burke, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary.

Executive Compensation Objectives and Philosophy

The primary objective of our executive compensation program is to provide a compensation package that motivates its executives to achieve short-term and long-term strategic, operational and product development, approval and commercialization goals, while at the same time attracting and retaining a talented and dedicated management team. The compensation program is structured to reward Company financial and operational performance, as well as the overall qualitative contributions and performance of each individual towards our strategy.

To achieve this objective, we seek to provide our Named Executive Officers with a compensation package that ties a substantial portion of the executive's overall compensation to both Company objectives and the executive's individual performance. Base salary increases and annual performance bonuses are tied to our company and individual performance in relation to competitive market conditions. We seek to align our executive team’s interests with those of our stockholders by using equity-based long-term incentive awards. These awards generally consist of either stock options or shares of restricted stock that vest over time or upon achievement of a milestone, such as product approval. Equity-based incentive awards serve not only as a retention tool but also as a means to encourage enhanced performance of our Common Stock because executives obtain the opportunity for financial rewards as our stock price increases. In addition, we anticipate that our Named Executive Officers will be motivated to achieve product development and operating objectives through those components of our compensation program that reward the achievement of pre-determined performance objectives in areas that the Board believes are critical to our success.

We endeavor to attract and retain talented executives by offering compensation packages that we believe are competitive in relation to similar positions at comparable companies and by ensuring retention through time-vested equity-based incentive awards. We do this by using compensation survey data for the relevant position and ensuring that the various elements of compensation for the position present an appropriate mix for the position.

How Our Compensation Decisions are Made

Our Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves compensation decisions relating to our Named Executive Officers. When determining our executive compensation policies, reviewing the performance of our Named Executive Officers and establishing compensation levels and programs, our Compensation Committee relies on various factors, including Echo’s current financial position, its financial and operational performance,  the achievement of or progress towards Echo’s predetermined goals, an executive’s individual performance and contributions to our strategic objectives, recommendations from the Chief Executive Officer (for Named Executive Officers other than himself) and internal pay equity.  The Compensation Committee exercises discretion in setting the compensation of the Named Executive Officers and primarily considers Echo’s financial position, performance of the management team as a group, the Chief Executive Officer’s assessment of other executive’s performance and the Chief Executive Officer’s compensation recommendations with respect to the other executive officers as part of its process.

As a result of competitive pressures for talented executives, particularly in companies at an early stage of business development that have many positive challenges, an improving economy, major investor expectations for continuing improved Company performance and concerns for appropriate linkages between performance and rewards (both cash and equity) and Echo’s potential business opportunities, the Compensation Committee engaged WNB Consulting, LLC (“WNB”), an independent compensation consultant, in December 2012 to review the current level of all types of compensation provided to the Named Executive Officers for 2013.

The Compensation Committee has reviewed the independence of WNB’s advisory role relative to the applicable independence factors set forth in SEC rules and NASDAQ listing standards. Following its review, the Compensation Committee concluded that WNB has no conflicts of interest, and provides the Compensation Committee with objective and independent executive compensation advisory services.

WNB was engaged to (i) review our overall Named Executive Officer compensation, (ii) benchmark such compensation in relation to other comparable companies with which we may compete for talent, and (iii) provide recommendations to ensure that our compensation program enables us to continue to attract and retain qualified executives through competitive compensation packages.  WNB assessed the current level of competitive compensation for the Named Executive Officers in the following areas:

•	Base salary
•	Total annual cash compensation (actual compensation)
•	Percentage opportunity (actual and target) for short-term incentive award (percentage of base salary) for meeting various levels of company performance; and
•	Estimated value of long-term incentive granted to these positions, primarily equity.

WNB used a composite of compensation surveys which included a cross-section of the Life Sciences industry, Medical Supplies and Services industry and the BioTech and Pharmaceuticals industry. Further, within each of the surveys, there was a focus on companies of comparable size and product content. Finally, WNB focused on companies with an annual revenue size of no more than $30 million and a median revenue of $5 million, with appropriate adjustments made to reflect that Echo is pre-revenue. This analysis allowed for a more precise measurement of the competitive market in the related industries.  In addition, WNB reviewed compensation data for DEXCOM and Insulet, both of which are medical device companies focused on glucose monitoring and diabetes care.

Following WNB’s review of executive compensation and receipt of WNB’s recommendations for adjustments to executive compensation, the Compensation Committee decided not to implement WNB’s recommendation for 2013 due to, among other factors, Echo’s financial position and stockholder feedback on Echo’s executive compensation packages.

The Compensation Committee also engaged WNB to review the current level of compensation provided to the Non-Employee Directors.  WNB was engaged to (i) perform a review of our overall Non-Employee Director compensation, (ii) benchmark such compensation in relation to other comparable publicly traded companies and trends in director compensation packages, and (iii) provide recommendations to ensure that our Non-Employee Director compensation structure enables us to continue to attract and retain qualified directors through a competitive compensation package.  WNB assessed the current level of competitive compensation for Non-Employee Directors in the following areas:

•	Annual cash and equity retainers
•	Average number of Board and Board committee meetings per year
•	Cash fees for meeting attendance; and
•	Compensation for service on a Board committee; and
•	Compensation for service as a Board committee Chair or Lead Independent Director.

WNB used a composite of compensation surveys and information obtained from publicly available Board compensation data. Further, WNB focused on companies with an annual revenue size of no more than $50 million and a median revenue of $5 million. This analysis allowed for a more precise measurement of the competitive market in the related industries.

In the future, we expect that our Compensation Committee will continue to engage WNB or another independent compensation consultant to provide additional guidelines for executive and director compensation and to conduct further competitive benchmarking against a peer group of publicly traded companies.

Compensation Best Practices

Echo endeavors to maintain best practices in designing and implementing its executive compensation program and related areas. These practices include the following:

•	We prohibit our executives and directors from hedging, or engaging in any derivatives trading, with respect to Company shares;

•	We do not provide tax "gross-ups" for perquisites provided to our executive officers;

•	Beginning in 2013, our annual equity awards provide for three-year vesting, except in limited circumstances involving product approval, a change in control of Echo or termination of employment;

•	The Committee has engaged an independent compensation consultant that has no other ties to Echo or its management.

The Compensation Committee strives to make our executive compensation program more reflective of our performance and more responsive to stockholder interests by periodically assessing our short-term and long-term incentive plan design for our executives and revising our employee benefit plans to make them more consistent with market trends while continuing to provide competitive benefits.

2013 Summary Compensation Table

The following table provides certain summary information with respect to the compensation earned by each of the Named Executive Officers for the fiscal years ended December 31, 2013, 2012 and 2011.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(2)		Option Awards ($)		All Other Compensation ($)		Total ($)
Patrick T. Mooney, M.D (1)	2013	300,000		—	—		—		31,606	(3)	331,606
Chief Executive Officer	2012	400,000		200,000	814,500		—		47,298	(4)	1,461,798

Robert F. Doman	2013	—	(5)	—	20,120	(6)	9.74	(7)	162,258	(8)	204,403
Executive Chairman and Interim Chief Executive Officer

Kimberly A. Burke.	2013	220,000		—	—		—		30,420	(9)	250,420
General Counsel and Chief Compliance Officer	2012	220,000		85,000	256,875		—		31,692	(9)	593,567

Christopher P. Schnittker	2013	220,000		—	—		—		—		220,000
Chief Financial Officer	2012	220,000		50,000	214,063		—		—		484,063
__________
(1) (2)
Dr. Mooney’s employment with Echo terminated on September 27, 2013.

During 2012, Echo granted restricted stock to Dr. Mooney, Ms. Burke and Mr. Schnittker.  25% of the restricted shares vest on each of the first, second, third, and fourth anniversaries of the grant date, except that one half of the restricted shares granted to Ms. Burke and Mr. Schnittker, and all of the shares granted to Dr. Mooney, on October 24, 2012 vest in equal installments on July 24 of 2013, 2014, 2015, and 2016; provided, however, that all unvested restricted shares immediately vest upon the sale of all or substantially all of the assets of Echo or all or substantially all of the outstanding capital stock of Echo in exchange for liquid proceeds, defined as (a) cash; (b) securities which can be sold immediately on NYSE or NASDAQ; (c) securities which are or will be registered such that they can be sold upon on NYSE or NASDAQ upon termination of a lock-up period not to exceed one hundred eighty (180) days; or (d) or a combination of cash and the foregoing securities.

(3)
Consists of reimbursement for country club dues and fees and an annual membership fee for a personal credit card, the personal use portion of Dr. Mooney’s automobile allowance, and a parking space near Company headquarters paid for by Echo.

(4)
Consists of reimbursement for life insurance premiums with respect to a life insurance policy benefitting Dr. Mooney’s spouse, reimbursement for country club dues and fees and an initiation fee and annual membership fee for a personal credit card, the personal use portion of Dr. Mooney’s automobile allowance, a parking space near Echo’s headquarters paid for by Echo, and legal fees for estate planning paid by Echo on behalf of Dr. Mooney.

(5)	Mr. Doman does not receive a salary from Echo in his capacity as Interim Chief Executive Officer.

(6)
Mr. Doman was appointed to the Board on March 12, 2013, at which time he received a grant of 2,000 shares of restricted stock, 25% of which vest on each of the first, second, third and fourth anniversaries of the grant date.  In connection with Mr. Doman’s service as a director from March 12 to August 26, 2013, Echo granted Mr. Doman 400 shares of restricted stock on each of April 9, 2013, July 1, 2013 and October 1, 2013, with 100% of the shares vesting on the first anniversary of the award date.

(7)
In connection with Mr. Doman’s service as a director from March 12, 2013 to August 26, 2013, Echo granted Mr. Doman options to purchase 1,500 shares of Common Stock on each of April 9, 2013, July 1, 2013 and October 1, 2013 with 100% of the shares vesting on the first anniversary of the award date.

(8)
Mr. Doman was appointed Executive Chairman and Interim Chief Executive Officer of Echo on August 26, 2013.  Amounts paid to Mr. Doman include $14,258.34 of fees paid to him through August 26, 2013 in his capacity as a director of Echo and $148,000 paid to him pursuant to the Consulting Agreement between Mr. Doman and Echo pursuant to which he serves as Executive Chairman and Interim Chief Executive Officer.

(9)	Consists of relocation assistance paid on behalf of Ms. Burke by Echo.

2013 Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of shares that have not vested		Market Value of shares that have not vested
Patrick T. Mooney, M.D.	50,000	—	5.50	(1)	12/22/17	—		—
						35,000	(2)	$109,900
						37,500	(2)	$117,750
						33,750	(3)	$105,975
Robert F. Doman	—	1,500	7.90	(4)	4/9/23	—		—
	—	1,500	2.49	(5)	7/1/23	—		—
	—	1,500	2.76	(6)	10/1/23	—		—
						2,000	(7)	$6,280
						400	(8)	$1,256
						400	(8)	$1,256
						400	(8)	$1,256
Kimberly A. Burke	3,500		4.00	(9)	10/23/17	—		—
	6,500	—	4.00	(10)	6/30/18	—		—
	4,500	—	4.00	(11)	1/08/19	—		—
	—	—	—		—	5,000	(3)	$15,700
	—	—	—		—	5,000	(3)	$15,700
	—	—	—		—	7,500	(3)	$23,550
						11,248	(7)	$35,319
Christopher P. Schnittker	12,500	7,500	40.90	(12)	5/16/21	—		—
						9,372	(7)	$29,428
____________
(1)
Echo granted Dr. Mooney options to purchase 50,000 shares of Common Stock on December 22, 2007, one third of which vested immediately, one third of which vested on December 22, 2008 and one third of which vested on December 22, 2009.  On February 20, 2009, the Compensation Committee changed the exercise price of these stock options from $13.90 per share to $5.50 per share.

(2)
The restricted shares shall vest upon the first to occur of (i) FDA approval of our Symphony CGM System; or (ii) the sale of all or substantially all of the assets of Echo or all or substantially all of the outstanding capital stock of Echo in exchange for liquid proceeds, which was defined as (a) cash; (b) securities which can be sold immediately on NYSE or NASDAQ; (c) securities which are or will be registered such that they can be sold upon on NYSE or NASDAQ upon termination of a lock-up period not to exceed one hundred eighty (180) days; or (d) or a combination of cash and the foregoing securities.

(3)
25% of the restricted shares shall vest on each of the first, second, third, and fourth anniversaries of the grant date; provided, however, that all unvested restricted shares shall immediately vest upon the sale of all or substantially all of the assets of Echo or all or substantially all of the outstanding capital stock of Echo in exchange for liquid proceeds, which was defined as (a) cash; (b) securities which can be sold immediately on NYSE or NASDAQ; (c) securities which are or will be registered such that they can be sold upon on NYSE or NASDAQ upon termination of a lock-up period not to exceed one hundred eighty (180) days; or (d) or a combination of cash and the foregoing securities.

(4)	Echo granted Mr. Doman options to purchase 1,500 shares of Common Stock on April 9, 2013, all of which vested on April 9, 2014.

(5)	Echo granted Mr. Doman options to purchase 1,500 shares of Common Stock on July 1, 2013, all of which will vest on July 1, 2014.
(6)	Echo granted Mr. Doman options to purchase 1,500 shares of Common Stock on October 1, 2013, all of which will vest on October 1, 2014.
(7)	25% of the restricted shares shall vest on each of the first, second, third and fourth anniversaries of the grant date.
(8)
100% of the restricted shares shall vest on each of the first anniversary of the grant date; provided, however, that all unvested restricted shares shall immediately vest upon the sale of all or substantially all of the assets of Echo or all or substantially all of the outstanding capital stock of Echo in exchange for liquid proceeds, which was defined as (a) cash; (b) securities which can be sold immediately on NYSE or NASDAQ; (c) securities which are or will be registered such that they can be sold upon on NYSE or NASDAQ upon termination of a lock-up period not to exceed one hundred eighty (180) days; or (d) or a combination of cash and the foregoing securities.

(9)
Echo granted Ms. Burke options to purchase 3,500 shares of Common Stock on October 23, 2007, one third of which vested immediately, one third of which vested on October 23, 2008 and one third of which vested on October 23, 2009. On January 8, 2009, the Compensation Committee changed the exercise price of these stock options to $4.00 per share.

(10)
Echo granted Ms. Burke options to purchase 6,500 shares of Common Stock on June 30, 2008, one third of which vested immediately, one third of which vested on June 30, 2009 and one third of which vested on June 30, 2010. On January 8, 2009, the Compensation Committee changed the exercise price of these stock options to $4.00 per share.

(11)
Echo granted Ms. Burke options to purchase 4,500 shares of Common Stock on January 8, 2009, one third of which vested immediately, one third of which vested on January 8, 2010 and one third of which vested on January 8, 2011.

(12)
Echo granted Mr. Schnittker options to purchase 20,000 shares of Common Stock on May 16, 2011. 2,500 shares vested on November 16, 2011 and an additional 1,250 shares are scheduled to vest every three months thereafter, beginning on February 16, 2012 and ending on November 16, 2014.

Equity Compensation Plans

The following table summarizes our equity compensation plans as of December 31, 2013:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,593,355	$5.55	8,450,142
Equity compensation plans not approved by stockholders	111,485	$6.37	—
Total	1,704,843	$5.60	8,450,142

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed Echo’s audited financial statements for the fiscal year ended December 31, 2013 with Echo’s management. The Audit Committee has discussed with Wolf & Company, P.C., Echo’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from Wolf & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding Wolf & Company’s communications with the Audit Committee concerning independence and has discussed with Wolf & Company its independence. The Audit Committee also considered whether Wolf & Company’s provision of non-audit services to Echo is compatible with maintaining Wolf & Company’s independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

AUDIT COMMITTEE

James F. Smith, Chairman
Vincent D. Enright
William F. Grieco

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of our previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Any proposal that a Company stockholder wishes to be considered for inclusion in our proxy statement and proxy card for our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) must be submitted to the Secretary of Echo at our offices at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103, no later than December 16, 2014. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a Company stockholder wishes to present a proposal before the 2015 Annual Meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must also give written notice to the Secretary of Echo at the address noted above. The Secretary must receive such notice no later than March 1, 2015.  If a stockholder fails to provide timely notice of a proposal to be presented at the 2015 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may send written communications for the Board to the attention of the Secretary, Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103. In addition, stockholders may send contact the Board via email at boardofdirectors@echotx.com.  Any such communication should clearly indicate that it is intended for the Board of Directors and any communication intended for a particular Board member or committee should clearly state the intended recipient. All such communications will be relayed accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, including exhibits, is available without charge upon request. Requests for copies of the Annual Report on Form 10-K should be sent to the Secretary of Echo at our offices at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC’s rules allow a single copy of this Proxy Statement and 2013 Annual Report on Form 10-K to be delivered to multiple stockholders sharing the same address in a manner provided by these rules unless contrary instructions have been received from such stockholders.  This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although we do not household for our registered stockholders, some brokers household our proxy statements and annual reports, delivering a single copy of each to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder.  Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker.  We will deliver promptly upon written or oral request a separate copy of our Proxy Statement and/or our 2013 Annual Report on Form 10-K to a stockholder at a shared address to which a single copy of either document was delivered.  For copies of either or both documents, stockholders should write to the Secretary of Echo at the address noted above.

Whether or not you plan to attend, you are urged to vote your shares in advance in the manner most convenient for you. A prompt response will greatly facilitate arrangements for the 2014 Annual Meeting, and your cooperation will be appreciated. Stockholders who attend the 2014 Annual Meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors,

Kimberly A. Burke, Secretary
Philadelphia, Pennsylvania

May 9, 2014

ALL STOCKHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR WHITE PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD, WHICH WAS OR WILL BE MAILED TO YOU ON OR ABOUT MAY 16, 2014

IMPORTANT

Your vote at this year’s 2014 Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM THE PLATINUM GROUP OR ANY PERSON OTHER THAN ECHO, EVEN AS A PROTEST VOTE AGAINST THE PLATINUM GROUP OR THE PLATINUM GROUP’S NOMINEE. Any proxy you sign from the Platinum Group for any reason could invalidate previous WHITE proxy cards sent by you to support Echo’s Board of Directors.

Only your latest dated, signed proxy card will be counted.  Any proxy card may be revoked at any time prior to its exercise at the 2014 Annual Meeting as described in this proxy statement.

If you have questions, require assistance with voting your WHITE proxy card or need additional copies of the proxy materials, please contact:

2 Robbins Lane, Suite 201
Jericho, New York 11753
TOLL-FREE (877) 452-7184

ANNEX A
______________________________________________________________________________

INFORMATION CONCERNING PERSONS WHO ARE PARTICIPANTS IN
ECHO’S SOLICITATION OF PROXIES FOR THE 2014 ANNUAL MEETING
______________________________________________________________________________

Unless otherwise noted, capitalized terms used but not defined in this Annex A shall have the meanings ascribed to them in the proxy statement to which this Annex A is attached. Under applicable SEC rules and regulations, members of your Board, your Board’s director nominees, and executive officers of Echo are deemed to be “participants” with respect to Echo’s solicitation of proxies from stockholders in connection with the 2014 Annual Meeting.

Directors and Nominees

The following table sets forth the names and business addresses of our current directors and director nominees who are all deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation or employment of each director or nominee who may be deemed to be a participant is set forth in the section of the proxy statement entitled “Proposal No. 1: Election of Directors.”

Name	Business Address
Robert F. Doman	Echo Therapeutics, Inc. 8 Penn Center 1628 JFK Boulevard, Suite 300 Philadelphia, Pennsylvania 19103
Vincent D. Enright	Echo Therapeutics, Inc. 8 Penn Center 1628 JFK Boulevard, Suite 300 Philadelphia, Pennsylvania 19103
Michael M. Goldberg, M.D.	Echo Therapeutics, Inc. 8 Penn Center 1628 JFK Boulevard, Suite 300 Philadelphia, Pennsylvania 19103
William F. Grieco	Echo Therapeutics, Inc. 8 Penn Center 1628 JFK Boulevard, Suite 300 Philadelphia, Pennsylvania 19103
James F. Smith	Echo Therapeutics, Inc. 8 Penn Center 1628 JFK Boulevard, Suite 300 Philadelphia, Pennsylvania 19103

Officers and Employees

The following table sets forth the names of our executive officers (other than Mr. Doman who is listed above) and employees who are deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation of each person listed below refers to such person’s position with Echo, and the business address of Echo is Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103.

Name	Principal Occupation
Christopher Schnittker	Senior Vice President and Chief Financial Officer
Christine Olimpio	Director Investor Relations and Corporate Communications

Information Regarding Ownership of Echo’s Securities by Participants

Except as described in this Annex A or otherwise in this proxy statement, none of the persons listed above in “Directors and Nominees” and “Officers and Employees” owns any debt or equity security issued by Echo of record that he or she does not also own beneficially. The number of shares of Echo’s common stock beneficially owned by certain of the persons listed above in “Directors and Nominees” and “Officers and Employees,” as of May 9, 2014, is set forth in the section of the proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

Information Regarding Transactions Involving Echo’s Securities by Participants

The following table reflects all transactions within the last two fiscal years.
Name	Date	Transaction Description	Number of Shares Acquired (Disposed of)

Robert F. Doman	3/12/2013	Common Stock Grant	2,000
Robert F. Doman	3/22/2013	Common Stock Purchase	1,500
Robert F. Doman	4/9/2013	Common Stock Grant	400
Robert F. Doman	4/9/2013	Non-qualified Stock Option Grant	1,500
Robert F. Doman	7/2/2013	Common Stock Grant	400
Robert F. Doman	7/2/2013	Non-qualified Stock Option Grant	1,500
Robert F. Doman	10/1/2013	Common Stock Grant	400
Robert F. Doman	10/2/2013	Non-qualified Stock Option Grant	1,500
Vincent D. Enright	6/30/2012	Common Stock Grant	625
Vincent D. Enright	9/30/2012	Common Stock Grant	625
Vincent D. Enright	1/10/2013	Common Stock Grant	625
Vincent D. Enright	4/9/2013	Common Stock Grant	400
Vincent D. Enright	4/9/2013	Non-qualified Stock Option Grant	1,500
Vincent D. Enright	7/2/2013	Common Stock Grant	400
Vincent D. Enright	7/2/2013	Non-qualified Stock Option Grant	1,500
Vincent D. Enright	10/1/2013	Common Stock Grant	400
Vincent D. Enright	10/2/2013	Non-qualified Stock Option Grant	1,500
Vincent D. Enright	12/18/2013	Common Stock Grant	14,500
Vincent D. Enright	12/18/2013	Non-qualified Stock Option Grant	56,000
Michael M. Goldberg, M.D.	2/28/2014	Common Stock Grant	14,500
Michael M. Goldberg, M.D.	2/28/2014	Non-qualified Stock Option Grant	56,000
William F. Grieco	6/30/2012	Common Stock Grant	625
William F. Grieco	9/30/2012	Common Stock Grant	625
William F. Grieco	1/10/2013	Common Stock Grant	625
William F. Grieco	3/21/2013	Common Stock Purchase	3,000
William F. Grieco	4/9/2013	Common Stock Grant	400
William F. Grieco	4/9/2013	Non-qualified Stock Option Grant	1,500
William F. Grieco	7/2/2013	Common Stock Grant	400
William F. Grieco	7/2/2013	Non-qualified Stock Option Grant	1,500
William F. Grieco	10/1/2013	Common Stock Grant	400
William F. Grieco	10/2/2013	Non-qualified Stock Option Grant	1,500
William F. Grieco	12/18/2013	Common Stock Grant	14,500
William F. Grieco	12/18/2013	Non-qualified Stock Option Grant	56,000
James F. Smith	6/30/2012	Common Stock Grant	625
James F. Smith	8/22/2012	Common Stock Purchase	1,360
James F. Smith	8/23/2012	Common Stock Purchase	640
James F. Smith	9/30/2012	Common Stock Grant	625
James F. Smith	1/10/2013	Common Stock Grant	625
James F. Smith	4/9/2013	Common Stock Grant	400
James F. Smith	4/9/2013	Non-qualified Stock Option Grant	1,500
James F. Smith	7/2/2013	Common Stock Grant	400
James F. Smith	7/2/2013	Non-qualified Stock Option Grant	1,500
James F. Smith	10/1/2013	Common Stock Grant	400
James F. Smith	10/2/2013	Non-qualified Stock Option Grant	1,500
James F. Smith	12/18/2013	Common Stock Grant	14,500
James F. Smith	12/18/2013	Non-qualified Stock Option Grant	56,000
Christine Olimpio	4/27/2012	Common Stock Grant	1,000
Christine Olimpio	7/10/2012	Common Stock Grant	1,000
Christine Olimpio	10/15/2012	Common Stock Grant	1,000
Christine Olimpio	2/8/2013	Common Stock Grant	1,000
Christine Olimpio	6/5/2013	Common Stock Grant	1,000
Christine Olimpio	8/30/2013	Common Stock Grant	1,000
Christine Olimpio	11/18/2013	Stock Option Grant	54,853
Christine Olimpio	12/13/2013	Common Stock Grant	1,000
Christopher Schnittker	4/27/2012	Common Stock Grant	3,125
Christopher Schnittker	10/24/2012	Common Stock Grant	3,125
Christopher Schnittker	10/24/2012	Common Stock Grant	3,125

Miscellaneous Information Regarding Participants

Except as described in this Annex A or this proxy statement, neither any participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since January 1, 2011, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) Echo was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as described in this Annex A or elsewhere in this proxy statement, (a) no participant or any of their respective associates directly or indirectly beneficially owns any securities of Echo or any securities of any parent or subsidiary of Echo and (b) no participant owns any securities of Echo of record that such participant does not own beneficially.

Except as described in this Annex A or this proxy statement:

•
No participant or any of their respective associates has any arrangements or understandings with any person with respect to any future employment by Echo or any of its affiliates or any future transaction to which Echo or any of its affiliates will or may be a party;

•
No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Echo, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

•
No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2014 Annual Meeting other than, with respect to each of the Board’s nominees, such nominee’s interest in election to the Board of Directors; and

•
There are no material proceedings in which any director or executive officer of Echo is a party adverse to Echo or any of its subsidiaries, or has a material interest adverse to Echo or any of its subsidiaries; and

•	During the past ten years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described in this Annex A or this proxy statement, and excluding any director or executive officer of Echo acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2014 Annual Meeting.

ECHO THERAPEUTICS, INC.
ATTN: KIMBERLY BURKE
8 PENN CENTER
1628 JFK BLVD., SUITE 300
PHILADELPHIA, PA 19103

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73364-P51360 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ECHO THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.
1. Election of Class III Directors	☐	☐	☐	______________

Company's Nominees:

01) Robert F. Doman
02) Michael M. Goldberg, M.D.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. **Company proposal** - to approve, on an advisory basis, the Company's named executive officer compensation.	☐	☐	☐
3. **Company proposal** – to ratify the appointment of Wolf & Company, P.C. to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

M73365-P51360

ECHO THERAPEUTICS, INC.
PROXY FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2014 at 10:00 A.M., LOCAL TIME
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Robert F. Doman, Christopher P. Schnittker and Kimberly A. Burke, and each of them, individually, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution in each of them, to vote, and otherwise act on behalf of the undersigned, with respect to, all of the shares of common stock of ECHO THERAPEUTICS, INC., a Delaware corporation ("ECHO"), that the stockholder(s) is/are entitled to vote at the 2014 Annual Meeting of Stockholders of ECHO to be held at 10:00 a.m., EDT on June 19, 2014, at ECHO's offices located at 10 Forge Parkway, Franklin, Massachusetts 02038, and any and all adjournments, postponements or reschedulings thereof (the "2014 Annual Meeting"). The undersigned stockholder(s) further hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

In accordance with the discretion and at the instruction of the Board of Directors (the "Board") or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2014 Annual Meeting subject to the conditions described in ECHO's Proxy Statement concerning the 2014 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, except in the case of broker non-votes, this proxy will be voted FOR the election of nominees for the Board listed on the reverse side and FOR proposals 2 and 3. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board or an authorized committee thereof. The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the 2014 Annual Meeting and acknowledges receipt of the Notice of the 2014 Annual Meeting and Proxy Statement dated May 9, 2014 and the Annual Report to Stockholders for the fiscal year ended December 31, 2013 furnished in connection therewith.

Continued and to be signed on reverse side

2